                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             KEMPER BLUE CHIP FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                                                October 19, 1998

                         KEMPER AGGRESSIVE GROWTH FUND
                            KEMPER ASIAN GROWTH FUND
                             KEMPER BLUE CHIP FUND
                         KEMPER DIVERSIFIED INCOME FUND
                              KEMPER EQUITY TRUST
                               KEMPER EUROPE FUND
                           KEMPER GLOBAL INCOME FUND
                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                              KEMPER HORIZON FUND
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                           KEMPER INTERNATIONAL FUND
                     KEMPER NATIONAL TAX FREE INCOME SERIES
                               KEMPER PORTFOLIOS
                            KEMPER SECURITIES TRUST
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                           KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE+GROWTH FUND
                           KEMPER VALUE SERIES, INC.

                                 IMPORTANT NEWS

                          FOR KEMPER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q:  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A: No, the investment management fee rates paid by your Fund will remain the same.

                                                (continues on inside back cover)

Q:  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: Shareholders of certain Funds are being asked to vote for approval of a new sub-advisory agreement on the same terms as the former sub-advisory agreement. In addition, in order to save your Fund the expense of a subsequent meeting, a vote is also being sought for the modification or elimination of certain policies and the elimination of the shareholder approval requirement as to certain other matters, in order to simplify and modernize matters relating to the Fund's policies and objective(s).

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2116.

                         KEMPER AGGRESSIVE GROWTH FUND
                            KEMPER ASIAN GROWTH FUND
                             KEMPER BLUE CHIP FUND
                         KEMPER DIVERSIFIED INCOME FUND
                               KEMPER EUROPE FUND
                           KEMPER GLOBAL INCOME FUND
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                              KEMPER HORIZON FUND
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                           KEMPER INTERNATIONAL FUND
                     KEMPER NATIONAL TAX FREE INCOME SERIES
                               KEMPER PORTFOLIOS
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                           KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE+GROWTH FUND
                           KEMPER VALUE SERIES, INC.

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                              KEMPER EQUITY TRUST
                            KEMPER SECURITIES TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                                345 Park Avenue
                            New York, New York 10154

                                                                October 19, 1998

Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.

     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meetings. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETINGS FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Daniel Pierce
Daniel Pierce
Chairman

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                         KEMPER AGGRESSIVE GROWTH FUND
                            KEMPER ASIAN GROWTH FUND
                         KEMPER DIVERSIFIED INCOME FUND
                              KEMPER EQUITY TRUST
                               KEMPER EUROPE FUND
                           KEMPER GLOBAL INCOME FUND
                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                              KEMPER HORIZON FUND
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                           KEMPER INTERNATIONAL FUND
                     KEMPER NATIONAL TAX FREE INCOME SERIES
                               KEMPER PORTFOLIOS
                            KEMPER SECURITIES TRUST
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                           KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE+GROWTH FUND
                           KEMPER VALUE SERIES, INC.

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Kemper Trust/Corporation listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively, the "Corporations"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998, at 11:00 a.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To approve a new investment management agreement for each
                       Fund with Scudder Kemper Investments, Inc.;

        PROPOSAL 2:    (For shareholders of KEUF, KGIF, KIF, KWF4, KDFSF and
                       KDHRF only) to approve a new sub-advisory agreement for each Fund with either Scudder Investments (U.K.) Limited or Dreman Value Management, L.L.C.; and

        PROPOSAL 3:    To modify or eliminate certain policies and to eliminate
                       the shareholder approval requirement as to certain other matters.

     The appointed proxies will vote in their discretion on any other business as may properly come before a Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on September 22, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                   By Order of the Boards of Trustees/Directors,

                                                           /s/ Philip J. Collora
                                                               Philip J. Collora
                                                                       Secretary

October 19, 1998

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                         KEMPER AGGRESSIVE GROWTH FUND
                            KEMPER ASIAN GROWTH FUND
                         KEMPER DIVERSIFIED INCOME FUND
                               KEMPER EUROPE FUND
                           KEMPER GLOBAL INCOME FUND
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                              KEMPER HORIZON FUND
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                           KEMPER INTERNATIONAL FUND
                     KEMPER NATIONAL TAX FREE INCOME SERIES
                               KEMPER PORTFOLIOS
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                           KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE+GROWTH FUND
                           KEMPER VALUE SERIES, INC.

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                              KEMPER EQUITY TRUST
                            KEMPER SECURITIES TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                                345 Park Avenue
                            New York, New York 10154

                             JOINT PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board") of each of the Kemper Trusts/Corporations listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively, the "Corporations") for use at the Special Meeting of Shareholders of each Trust/Corporation, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998 at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

     In the descriptions of the Proposals below, the Trusts/Corporations and Funds are referred to by the acronyms listed in Appendix 1. In addition, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable series.

     This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about October 19, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of 30%, in the case of each Fund other than those Funds in KVS, or one-third, in the case of each Fund in KVS, of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     Appendix 3 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 3.

     Appendix 4 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees/Directors of the relevant Board.

     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-621-1048 or writing the Fund, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement.

                               TABLE OF PROPOSALS

                                                                      PAGE
                                                                      ----
Proposal 1:   Approval of a New Investment Management Agreement
              For Each Fund With Scudder Kemper Investments, Inc.
              All Funds...........................................
Proposal 2:   Approval of a New Sub-Advisory Agreement for Each
              Fund With Either Scudder Investments (U.K.) Limited
              or Dreman Value Management, L.L.C.
              KEUF, KGIF, KIF, KWF4, KDFSF and KDRF...............
Proposal 3:   Approval of the Modification or Elimination of
              Certain Policies and the Elimination of the
              Shareholder Approval Requirement as to Certain Other
              Matters
              ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO
              AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES
              3.0  Investment Objectives
                    All Funds (except for KUSGIF, KSCRVF, KCF,
              KDHRF and KSCVF)....................................
              3.1  Investment Policies
                    KAGF, KAAGF, KBCF, KCATF, KCRF, KDIF, KEUF,
              KFLTF, KGF, KGIF, KGSF, KHYF, KHYOF, KICPF, KIF,
              KIMBF, KMBF, KNYTF, KOHTF, KRF I, KRF II, KRF III,
              KRF IV, KRF V, KRF VI, KRF VII, KSCF, KTEC, KTRF,
              KUSMF, KVGF, KWF4...................................
              REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE
              1940 ACT
              3.2  Diversification
              (a)  KAGF, KBCF, KCRF, KDFSF, KDIF, KEUF, KGBF, KGF,
                   KGSF, KH20P, KH10P, KH5P, KHYF, KHYOF, KICPF,
                   KIF, KIGIF, KIMBF, KMBF, KRF I, KRF II, KRF
                   III, KRF IV, KRF V, KRF VI, KRF VII, KSCF,
                   KSCRVF, KTEC, KTRF, KUSGIF, KUSMF, KVGF, KCF,
                   KDHRF, KSCVF, KWF4.............................
              (b)  KAGGF, KCATF, KFLTF, KGIF, KNYTF, KOHTF........
              3.3  Borrowing
                    All Funds (except for KEMGF, KEMIF, KGBCF,
              KIGIF, KLAF, KDFSF and KUSGIF)......................
              3.4  Senior Securities
                    All Funds (except for KDFSF and KGIS).........

                                                                      PAGE
                                                                      ----
              3.5  Concentration
              (a) All Funds (except for KDFSF, the KGIS Funds and
              KCRF)...............................................
              (b) KCRF............................................
              3.6  Underwriting of Securities
                    All Funds (except for KDFSF and the KGIF
              Funds)..............................................
              3.7  Investment in Real Estate
                    All Funds (except for KDFSF and the KGIF
              Funds)..............................................
              3.8  Purchase of Commodities
                    All Funds (except for KDFSF, the KGIF Funds
              and KUSGIF).........................................
              3.9  Lending
                    All Funds.....................................
              ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO
              CHANGE OTHER FUNDAMENTAL POLICIES
              3.10  Margin Purchases and Short Sales
                     KAGF, KAGGF, KBCF, KCATF, KCRF, KDIF, KEUF,
              KFLTF, KGF, KGIF, KH20P, KH10P, KH5P, KHYF, KHYOF,
              KICPF, KIF, KIMBF, KMBF, KNYTF, KOHTF, KRF I, KRF
              II, KRF III, KRF IV, KRF V, KRF VI, KRF VII, KSCF,
              KSCRVF, KTEC, KTRF, KUSMF, KVGF, KCF, KDHRF, KSCVF,
              KWF4................................................
              3.11  Purchase of Securities of Related Issuers
                     KCRF, KRF I, KRF II, KRF III, KRF IV, KRF V,
              KRF VI, KUSMF.......................................
              3.12  Pledging of Assets
                     KAGF, KAGGF, KBCF, KCATF, KDHRF, KDIF, KEUF,
              KFLTF, KGF, KGIF, KGSF, KH20P, KH10P, KH5P, KHYF,
              KICPF, KIF, KIMBF, KMBF, KNYTF, KOHTF, KRF I, KRF
              II, KRF III, KRF IV, KRF V, KRF VI, KRF VII, KSCF,
              KSCRVF, KTEC, KTRF, KVGF, KCF, KSCVF, KWF4..........
              3.13  Restricted and Illiquid Securities
                     KCRF, KUSMF, KCF, KDHRF, KSCVF...............

                                                                      PAGE
                                                                      ----
              3.14  Purchases of Securities
              KAGF, KAGGF, KBCF, KCRF, KEUF, KGF, KGIF, KH20P,
              KH10P, KH5P, KICPF, KRF I, KRF II, KRF III, KRF IV,
              KRF V, KRF VII, KRF VII, KSCF, KTEC, KTRF, KUSMF,
              KVGF, KWF4..........................................
              3.15  Purchases of Options and Warrants
                     KAGF, KBCF, KCATF, KCRF, KDIF, KEUF, KFLTF,
              KGF, KGIF, KGSF, KHYF, KICPF, KIF, KIMBF, KMBF,
              KNYTF, KOHTF, KRF I, KRF II, KRF III, KRF IV, KRF V,
              KRF VI, KSCF, KTEC, KTRF, KUSMF, KVGF, KWF4.........
              3.16  Investment for the Purpose of Exercising
              Control or Management
                     KCRF, KRF I, KRF II, KRF III, KRF VI, KRF V,
                    KRFS VI, KUSMF................................
              3.17  Investment in Mineral Exploration
                     KCRF, KRF I, KRF II, KRF III, KRF IV, KRF V,
              KRF VI, KUSMF, KCF, KDHRF, KSCVF....................
              3.18  Investment in Issuers With Short Histories
                     KCRF, KUSMF..................................
              3.19  Investment in Non-U.S. Dollar Denominated
                    Securities
                     KHYF.........................................
              3.20  Investment in Other Investment Companies
                     KCRF, KUSMF..................................
              3.21  Investment other than in Accordance with
                    Objectives and Policies
                     KCATF, KCRF, KFLTF, KICPF, KIMBF, KMBF,
                    KNYTF, KOHTF, KUSMF...........................

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Kemper. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Trust's/Corporation's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England, SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                     [ZURICH FINANCIAL SERVICES FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the Boards were advised that the portfolio managers for each Fund will not change as a result of the Transaction, although, since the announcement of the Transaction, the lead portfolio manager of KGIF has been replaced by another member of the Fund's portfolio management team. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On either July 17, 1998 or July 21, 1998, the Board of each Trust/ Corporation met and the Board members of each Trust/Corporation, including the Board members who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Non-Interested Trustees/Directors" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund.

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     Each Board met on either July 17, 1998 or July 21, 1998 to consider the Transaction and its effects on the Funds. Each Board met with senior management personnel of Scudder Kemper. Each Board had the assistance of legal counsel, who prepared among other things, an analysis of the Board's fiduciary obligations. As a result of its review and consideration of the Transaction and the proposed new investment management agreement, each Board voted unanimously to approve the applicable New Investment Management Agreement and to recommend it to the shareholders of the respective Fund for their approval.

     In connection with its review, Scudder Kemper represented to each Board that: the Transaction will have no effect on the operational management of any Fund; the Transaction will not result in any change in the management or operations of Scudder Kemper; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of any Investment Management Agreement as a result of the Transaction; the Transaction will not adversely affect Scudder Kemper's financial condition; and the Transaction should expand Scudder Kemper's global asset management capabilities and enhance Scudder Kemper's research capabilities, particularly with respect to the United Kingdom and Europe.

     In connection with its deliberations, each Board obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate the New Investment Management and other agreements.

     - Zurich looks upon Scudder Kemper as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to Scudder Kemper and its affairs all attention and resources that are necessary to provide for the Funds top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in any Fund's investment objectives or policies.

     - The Transaction will not result in any change in the management or operations of Scudder Kemper or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of any Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to any Fund which has the potential to have a material adverse effect upon the Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by Scudder Kemper and its subsidiaries, or superior thereto.

     - Zurich plans to maintain or enhance Scudder Kemper's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for Scudder Kemper to maintain overall compensation policies and practices at market levels or better.

     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

     - Zurich will promptly advise the Boards of decisions materially affecting the Scudder Kemper organization as they relate to a Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the applicable Board's prior consideration.

     Zurich assured the Boards that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Boards that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Non-Interested Board members.

     The Board also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund. (See "Corporate Governance" in the "Introduction" above.)

     In evaluating the New Investment Management Agreements, each Board took into account that the fees and expenses payable by each Fund under its New Investment Management Agreement are the same as under its Former Investment Management Agreement, that the services provided to each Fund are the same and that the other terms are, except for the dates of execution and termination, substantially similar. The Boards also took into consideration that the portfolio managers and research personnel would continue their functions with Scudder Kemper after the Transaction. The Boards noted that, in previously approving the Former Investment Management Agreements, the Boards had considered a number of factors, including the nature and quality of services provided by Scudder Kemper; investment performance, both that of each Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of each Fund and competitive investment companies; Scudder Kemper's profitability from managing each Fund; fall-out benefits to Scudder Kemper from its relationship to each Fund, including revenues derived from services provided to the Fund by affiliates of Scudder Kemper; and the potential benefits to Scudder Kemper and to each Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

     The Boards discussed the Transaction with the senior management of Scudder Kemper and Zurich and among themselves. The Boards considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to Scudder Kemper as are necessary to provide the Funds with top quality services.

     As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at their meetings the Boards of each Trust/Corporation voted to approve the New Investment Management Agreements and to recommend their approval to the shareholders of each Fund.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Trust's/Corporation's Charter, By-

Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees/Directors may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for each Trust's/Corporation's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's/Corporation's Board.

     Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees/Directors; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees/Directors of each Trust/Corporation with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust/Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees/Directors, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees/Directors, officers and employees as may duly be elected officers of each Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees/Directors not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust/Corporation to any of its officers or Trustees/Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund (other than KAGGF and KSCF) pays the Investment Manager a management fee which is accrued daily and payable monthly. KSCF and KAGGF each pays a base annual management fee rate of .65% of average daily net assets, subject to upward or downward adjustment on the basis of the investment performance of the Class A Shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index. The management fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 5 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 5 hereto.

     The Investment Management Agreement for each of KMBF, KCATF and KGSF provide that the Investment Manager will reimburse the Fund should operating expenses of the Fund exceed on an annual basis the following levels: for KMBF and KGSF, 1% of average daily net assets; and for KCATF, 1.5% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. For this purpose, operating expenses include the investment management fee but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees. The investment management fee and the expense limitation are computed based upon average daily net assets of each series.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. Each Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund as of the date set forth in the table in Appendix 6 hereto. Also shown in Appendix 6 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees/Directors of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders (or, in some cases, to a Fund's sole shareholder) prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement was to be in effect for an initial term ending on April 1, 1999 for KEUF and for each series of KTEF, KVS, KHF, KGIS, KST and KET and on March 1, 1999 for all other Funds, and to be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees/Directors, cast in person at a meeting called for such purpose. At meetings held on September 18, 1998 and September 22, 1998, the Board of each Fund, including a majority of the Non-Interested Trustees/Directors, approved the continuance of each New Investment Management Agreement through September 30, 1999. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination.

INVESTMENT MANAGER

     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director, and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services. Appendix 7 includes information regarding each Trustee/Director and Officer of each Trust/Corporation who is associated with Scudder Kemper.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Manage-

------------------------------

* Mythenquai 2, Zurich, Switzerland

(#) 345 Park Avenue, New York, New York

(+) 1400 American Lane, Schaumburg, Illinois ment Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee/Director of each Trust/Corporation, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Kemper Service Company ("KSC") is the transfer agent and dividend-paying agent for each Fund of KGIS, KSCRVF, KUSGIF and KDFSF. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is each other Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSC"), an affiliate of Scudder Kemper, serves as Shareholder Service Agent of each Fund for which IFTC serves as transfer and dividend-paying agent and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to KSC, annual account fees plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Currently, SFAC receives no fee for its services to each Fund, other than KDFSF, KEMGF, KEMIF, KGBCF, KIGIF, KLAF, KUSGIF and KSCRVF; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services from those Funds that currently do not pay it a fee for its services. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of Scudder Kemper, provides information and administrative services for shareholders of each Fund. KDI is also the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. For the Class B shares and Class C shares of each Fund, KDI receives a Rule 12b-1 distribution fee of 0.75% of average daily net assets of each such class. The table provided in Appendix 8 sets forth for each Fund (or class thereof, where appropriate) the respective fees paid to KSC (fees received from each Fund by IFTC and remitted to KSC), SFAC and KDI (including administration fees and Rule 12b-1 fees) during the last fiscal year of each Fund. Also set forth in Appendix 8 as to each Fund during its most recent fiscal year is information regarding the commissions retained by KDI and allowed by KDI as commissions to financial services firms affiliated with KDI.

     KSC, SFAC and KDI will continue to provide transfer agency, fund accounting and underwriting, administrative and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper or, where applicable, a sub-adviser to a Fund, places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper (or a sub-adviser) may consider sales of shares of the Funds and of other Kemper funds. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper (or a sub-adviser) may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Scudder Kemper (or a sub-adviser, as applicable) is authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.

         THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

                          PROPOSAL 2: APPROVAL OF NEW
                             SUB-ADVISORY AGREEMENT

       (FOR SHAREHOLDERS OF KEUF, KGIF, KIF, KWF4, KDFSF AND KDHRF ONLY)

     KEUF, KGIF, KIF and KWF4 each uses the investment management services of Scudder Investments (U.K.) Limited ("SIL"), a subsidiary of Scudder Kemper, with respect to investments in foreign securities pursuant to the sub-advisory agreements between Scudder Kemper and SIL described below.

     Immediately prior to the consummation of the Scudder-Zurich Transaction, Zurich Investment Management Limited ("ZIML"), which was an indirect subsidiary of Zurich and an affiliate of Kemper, provided the sub-advisory services now provided by SIL to each of KEUF, KGIF, KIF and KWF4, pursuant to sub-advisory agreements dated December 1, 1996. Subsequent to the execution of the transaction agreement relating to the Scudder-Zurich Transaction, Zurich agreed to cause ownership of ZIML to be transferred by Zurich to Scudder Kemper (the "Transfer"). Prior to the consummation of the Scudder-Zurich Transaction, shareholders of each of KEUF, KGIF, KIF and KWF4 approved two new sub-advisory agreements relating to their Fund: (a) a sub-advisory agreement between Scudder Kemper and ZIML, to be dated as of the date of the consummation of the Scudder-Zurich Transaction, (the "First Sub-Advisory Agreement") to replace the Fund's current sub-advisory agreement upon its termination as a result of the Scudder-Zurich Transaction, and (b) a sub-advisory agreement between Scudder Kemper and the successor to ZIML resulting from the Transfer (which is SIL), to be dated as of the date of the Transfer, to replace the Fund's First Sub-Advisory Agreement upon its termination as a result of the Transfer. The Transfer occurred on May 21, 1998. The sub-advisory agreements between SIL and Scudder Kemper applicable to each of KEUF, KGIF, KIF and KWF4 that were in effect immediately prior to the Transaction (the "Former SIL Sub-Advisory Agreements") were dated May 21, 1998.

     Each of KDFSF and KDHRF uses the investment management services of Dreman Value Management, L.L.C. ("DVM"), pursuant to the sub-advisory agreements between Scudder Kemper and DVM described below. DVM was formed in April 1997 and is controlled by David N. Dreman. Prior to the consummation of the Scudder-Zurich Transaction, DVM provided investment management services for KDHRF pursuant to a sub-advisory agreement with Zurich Kemper Value Advisors, Inc. ("ZKVA"), a former wholly-owned subsidiary of Kemper, which agreement terminated upon the consummation of the Scudder-Zurich Transaction. Prior to such termination, the Board of Kemper Value Series, Inc. and the shareholders of KDHRF each approved a sub-advisory agreement between Scudder Kemper and DVM (a "Former DVM Sub-Advisory Agreement"), which became effective on December 31, 1997. DVM commenced providing sub-advisory services for KDFSF when the Fund commenced operations, which occurred after the consummation of the Scudder-Zurich Transaction, pursuant to a sub-advisory agreement between Scudder Kemper and DVM, approved by the Board of Kemper Equity Trust on January 21, 1998 and dated March 2, 1998 (also a "Former DVM Sub-Advisory Agreement").

     Each Former SIL Sub-Advisory Agreement and each Former DVM Sub-Advisory Agreement provides that such agreement shall automatically terminate in the event of the termination (due to assignment or otherwise) of the Fund's currently effective investment management agreement. As discussed in Proposal 1, consummation of the Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement and may therefore have caused a termination of each Former SIL Sub-Advisory Agreement and each Former DVM Sub-Advisory Agreement. (See Proposal 1 for more information regarding each Former Investment Management Agreement.) Accordingly, new sub-advisory agreements between SIL and Scudder Kemper, with respect to each of KEUF, KGIF, KIF and KWF4, (each a "New SIL Sub-Advisory Agreement" and, together with the Former SIL Sub-Advisory Agreements, the "SIL Sub-Advisory Agreements") and between DVM and Scudder Kemper, with respect to each of KDFSF and KDHRF, (each a "New DVM Sub-Advisory Agreement" and, together with the Former DVM Sub-Advisory Agreements, the "DVM Sub-Advisory Agreements") were approved by the Board members of each applicable Trust/Corporation and are now being proposed for approval by shareholders of each of KEUF, KGIF, KIF, KWF4, KDFSF and KDHRF, respectively.

     As with the New Investment Management Agreements, prior to approval by shareholders of each applicable New SIL Sub-Advisory Agreement or New DVM Sub-Advisory Agreement, any payments otherwise due under such sub-advisory agreements will be held in escrow subject to shareholder approval.

     EACH NEW SIL SUB-ADVISORY AGREEMENT AND NEW DVM SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO ITS CORRESPONDING FORMER AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND, IN THE CASE OF THE SIL SUB-ADVISORY AGREEMENTS, TERMINATION. The material terms of each SIL Sub-Advisory Agreement and DVM Sub-Advisory Agreement are fully described under "The SIL Sub-Advisory Agreements" and "The DVM Sub-Advisory Agreements," respectively, below. A form of New SIL Sub-Advisory Agreement is attached hereto as Exhibit C. A form of New DVM Sub-Advisory Agreement is attached hereto as Exhibit D.

     The Board of each applicable Trust/Corporation met on either July 17, 1998 or July 21, 1998 and each Board, including a majority of its Non-Interested Trustees/Directors, voted to approve the corresponding New SIL Sub-Advisory Agreement or New DVM Sub-Advisory Agreement. In considering whether to approve such agreements, each Board considered similar factors to those it considered in approving the applicable Fund's New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding each Board's Evaluation.)

DESCRIPTION OF THE SIL SUB-ADVISORY AGREEMENTS

     Under the terms of each SIL Sub-Advisory Agreement, SIL renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to SIL by Scudder Kemper from time to time for management of foreign securities, including foreign currency transactions and related investments. For its services, SIL receives from Scudder Kemper (not from the Funds) a monthly fee at the annual rate of .35%, in the case of KIF, KEUF and KWF4, and .30%, in the case of KGIF, on the portion of the average daily net assets allocated by Scudder Kemper to SIL for management. Scudder Kemper (or its predecessor) paid to SIL (or its predecessor) during the fiscal year ended July 31, 1998 for KWF4, October 31, 1997 for KIF, November 30, 1997
for KEUF and December 31, 1997 for KGIF, $          , $1,959,000, $43,000 and
$345,000, respectively, for its sub-advisory services to each Fund.

     Each SIL Sub-Advisory Agreement provides that SIL will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which the SIL Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SIL in the performance of its duties or from reckless disregard by SIL of its obligations and duties under the SIL Sub-Advisory Agreement.

     Each SIL Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the applicable Trust and
(b) by the shareholders of the applicable Fund or the applicable Board. Each SIL Sub-Advisory Agreement may be terminated at any time for a Fund upon 60 days' notice by Scudder Kemper, SIL or the applicable Board or by a majority vote of the outstanding voting securities of the applicable Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement.

SIL

     Scudder Investments (U.K.) Limited is located at 1 South Place, London EC2M 2ZS England. The names, addresses and principal occupations of the directors of SIL are as follows:

Edmond D. Villani                     Director, SIL, and Chief Executive
345 Park Avenue                       Officer of Scudder Kemper
New York, NY 10154
Stephen R. Beckwith                   Director, SIL, and Chief Financial
345 Park Avenue                       Officer of Scudder Kemper
New York, NY 10154
Kathryn L. Quirk                      Director, SIL, and General
345 Park Avenue                       Counsel, Secretary and Chief
New York, NY 10154                    Compliance Officer of Scudder
                                      Kemper
Lynn S. Birdsong                      Director, SIL, and Managing
345 Park Avenue                       Director of Scudder Kemper
New York, NY 10154
Dennis H. Ferro                       Director, SIL, and Managing
1 South Place                         Director, Equities
London, UK EC2M 2ZS
Richard D. W. Haas, Director          Director, SIL, and Head of Finance
1 South Place
London, UK EC2M 2ZS
Joon Yew Tan                          Director, SIL, Company Secretary
1 South Place                         and Head of Compliance
London, UK ECZM 225

     In addition to acting as sub-adviser for KEUF, KGIF, KIF and KWF4, SIL also provides sub-advisory services to Kemper Global Income Portfolio and Kemper International Portfolio (each a "Portfolio"), each a series of Investors Fund Series, and receives from Scudder Kemper for such services a monthly fee at the annual rate of .30% and .35%, respectively, on the portion of the applicable Portfolio's average daily net assets allocated by Scudder Kemper to SIL for management.

THE NEW SIL SUB-ADVISORY AGREEMENTS

     The New SIL Sub-Advisory Agreement for each of KEUF, KGIF, KIF and KWF4, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New SIL Sub-Advisory Agreement was to be in effect for an initial term ending on April 1, 1999 for each of KEUF and KWF4 and March 1, 1999 for each of KGIF and KIF, and to be continued in effect from year to year thereafter, but only as long as such continuance is specially approved at least annually by the vote of a "majority of the outstanding voting securities" of the applicable Fund, or the applicable Board, including, in either event, the vote of a majority of the applicable Board's Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such a purpose. At meetings held on September 18, 1998 and September 22, 1998, the Board of each applicable Fund, including a majority of the Non-Interested Trustees, approved the continuance of each New SIL Sub-Advisory Agreement through September 30, 1999. In the event that shareholders of KEUF, KGIF, KIF or KWF4 do not approve such Fund's New SIL Sub-Advisory Agreement, it will terminate. In such event, each applicable Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW SIL SUB-ADVISORY AGREEMENTS

     The New SIL Sub-Advisory Agreements are substantially identical to the Former SIL Sub-Advisory Agreements, except for the dates of execution and termination.

DESCRIPTION OF DVM SUB-ADVISORY AGREEMENTS

     Each DVM Sub-Advisory Agreement provides that DVM shall manage the investment and reinvestment of the applicable Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder Kemper and the applicable Board. In connection therewith, each DVM Sub-Advisory Agreement provides that DVM will furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the applicable Fund. Under each DVM Sub-Advisory Agreement, DVM agrees to assume and pay all costs and expenses of performing its obligations under the agreement, and Scudder Kemper agrees to pay to DVM a monthly fee at the annual rates described in the form of New DVM Sub-Advisory Agreement attached hereto as Exhibit D applied to the average daily net assets of the applicable Fund. Scudder Kemper (or its predecessor or its predecessor's affiliate) paid to DVM during the fiscal year ended November 30, 1997 $2,557,487 for the sub-advisory services it provided to KDHRF during that period. KDFSF did not commence operations until March 9, 1998.

     In addition, Scudder Kemper has guaranteed minimum payments to DVM during certain calendar years, also as described in the form of New DVM Sub-Advisory Agreement attached hereto as Exhibit D.

     Each DVM Sub-Advisory Agreement may be terminated at any time without the payment by the applicable Fund of any penalty, by the applicable Board or by vote of a majority of the outstanding voting securities of the applicable Fund, or by Scudder Kemper, in each case upon sixty (60) days' written notice; and it automatically terminates in the event of its assignment or in the event of the termination of the applicable Fund's investment management agreement. Scudder Kemper also has the right to terminate each DVM Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the DVM Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may not terminate any DVM Sub-Advisory Agreement prior to the third anniversary of the date of the

Agreement, with respect to KDFSF, or July 30, 2000, with respect to KDHRF, and thereafter termination requires ninety (90) days' written notice.

     Each DVM Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by Kemper Equity Trust or Kemper Value Series, Inc., as applicable, or the applicable Fund in connection with the matters to which the DVM Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties under the DVM Sub-Advisory Agreement.

DVM

     Dreman Value Management, L.L.C., Ten Exchange Place, Suite 2101, Jersey City, New Jersey, 07302, is controlled by David N. Dreman. Mr. Dreman owns 10% of DVM's shares of beneficial interest but has 100% of the voting control. The remaining 90% equity interest in DVM is held by certain senior executives listed below and Cheryl Hershberg and Holly Dreman as trustees of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement. The names, addresses and principal occupations of the principal executive officers of DVM are as follows:

David N. Dreman                       Chairman, DVM
Three Harding Road
Red Bank, NJ 07701
Joseph W. Sullivan                    Chief Executive Officer, DVM
7 Combes Drive
Manhasset, NY 11030
Nelson P. Woodard                     Managing Director, DVM
7 Navesink Court
Long Branch, NJ 07740
Theodore C. Dutcher                   Senior Vice President, DVM
9100 Vance Street
Westminster, CO 80022
Dorothy Silverman                     Senior Vice President, DVM
396 Brighton Avenue
Long Branch, NJ 07740
Rock Albers                           Senior Vice President, DVM
4 Lexington Avenue
New York, NY 10010
John R. Dorfman                       Senior Vice President, DVM
24 Burnside Road
Newton Highlands, MA 02161
Eric A. Lufkin                        Senior Vice President, DVM
19 Hill Road
Atlantic Highlands, NJ 07716
Kenneth Holz                          Vice President, DVM
1000 Central Avenue
Westfield, NJ 07090
Peter B. Seligman                     Vice President, DVM
9 Post Road
Rumson, NJ 07760

     In addition to acting as sub-adviser for KDFSF and KDHRF, DVM also provides sub-advisory services to Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio (each a "Portfolio"), each a series of Investors Fund Series, and receives from Scudder Kemper for such services to each Portfolio a monthly fee at an equivalent rate to that applicable to KDFSF and KDHRF.

THE NEW DVM SUB-ADVISORY AGREEMENTS

     The New DVM Sub-Advisory Agreement for each of KDFSF and KDHRF, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. The New DVM Sub-Advisory Agreement applicable to KDFSF will be in effect until February 1, 2003 and the New DVM Sub-Advisory Agreement applicable to KDHRF will be in effect until December 31, 2002, in each case unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, each New DVM Sub-Advisory Agreement shall continue in effect through February 1, 2003, with respect to KDFSF, and December 31, 2002, with respect to KDHRF, and year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act and the rules and regulations thereunder with the first annual renewal to be coincident with the next renewal of the applicable Fund's investment management agreement. Each new DVM Sub-Advisory Agreement was last continued until September 30, 1999 by the applicable Board on September 22, 1998. In the event that shareholders of either of KDFSF or KDHRF do not approve such Fund's New DVM Sub-Advisory Agreement, it will terminate. In such event, each applicable Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW DVM SUB-ADVISORY AGREEMENTS

     The New DVM Sub-Advisory Agreements are substantially identical to the Former DVM Sub-Advisory Agreements, except for the dates of execution.

     THE BOARD MEMBERS OF EACH APPLICABLE TRUST/CORPORATION RECOMMEND THAT THE SHAREHOLDERS OF EACH APPLICABLE FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

           PROPOSAL 3: APPROVAL OF THE MODIFICATION OR ELIMINATION OF
            CERTAIN POLICIES AND THE ELIMINATION OF THE SHAREHOLDER
                APPROVAL REQUIREMENT AS TO CERTAIN OTHER MATTERS

     The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies. The purposes of this Proposal are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Boards that some of the Funds' fundamental policies that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of each Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a Fund and its shareholders. The Proposal is described in more detail below.

     This Proposal is sub-divided into the following three sections:

     (1) Elimination of Shareholder Approval Requirement to Amend Investment Objectives and Investment Policies. Certain of the Funds listed below currently require shareholder approval to amend "investment objectives and policies." The first section of this Proposal seeks shareholder approval of the elimination of the shareholder approval requirement for amending (a) "investment objectives," and (b) "investment policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder approval requirement for amending the investment objective (or objectives) of a Fund is intended to enhance the Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is not possible to determine precisely which policies are fundamental on the basis of the language in the Funds' Prospectuses and Statements of Additional Information, thus creating uncertainty and restricting the Funds' investment flexibility and their ability to respond to changing regulatory and industry conditions.

     (2) Revision of Fundamental Policies Mandated by the 1940 Act. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy. Each proposed revision is, in general, intended to provide the Funds' Boards with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Funds' policies.

     (3) Elimination of Shareholder Approval Requirement to Change Other Fundamental Policies. This Proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Boards of the Funds anticipate adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Boards the elimination of several of them as being inappropriate or unnecessary under current conditions.

     Each proposed policy is identified in bold-type below together with a list of Funds whose shareholders' vote is required.

     Each Fund's current fundamental policies are set forth in Exhibit E. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by a Board, will be reflected in each Fund's Prospectus and other disclosure documents. Any change in the method of operation of a Fund will require prior Board approval. Except as specifically indicated below, the Board of each Fund does not presently intend to change the investment objective(s) or the investment policies of that Fund.

     Approval of each item of this Proposal with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed modification or elimination of polices or the elimination of the shareholder approval requirement as to a matter, the current policy or voting requirement will remain in effect.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

Investment Objectives

PROPOSAL 3.0: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE INVESTMENT OBJECTIVE(S) OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

This proposal applies to all Funds (except for KUSGIF, KSCRVF, KCF, KDHRF and KSCVF, which currently do not classify investment objectives as fundamental).

     Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen each Fund's ability to respond to changing circumstances. The Board of each Fund does not presently intend to modify any investment objective, and would disclose any changes to applicable shareholders by amending the particular Fund's Prospectus and Statement of Additional Information.

Investment Policies

PROPOSAL 3.1: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE "INVESTMENT POLICIES" OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROXY STATEMENT.

This proposal applies to:

KAGF
KCRF
KFLTF
KGSF
KICPF
KMBF
KNYTF
KRF I
KRF IV
KRF VII
KTRF
KVGF
KAGGF
KDIF
KGF
KHYF
KIF
KOHTF
KRF II
KRF V
KSCF
KWF4
KBCF
KCATF
KEUF
KGIF
KHYOF
KIMBF
KRF III
KRF VI
KTEC
KUSMF

     This proposal is intended to provide the Funds with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder approval requirement for amending "investment policies" which are not specifically identified as fundamental. The Funds'

Prospectuses currently contain a statement that characterizes the "investment policies" of a Fund as fundamental. Management believes that this current statement is overbroad and, therefore, creates difficulty for portfolio managers in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. The current statement also unnecessarily restricts a Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board of a Fund to modify its investment policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Fund's investment objective and its clearly-identified fundamental policies.

REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT

Diversification

PROPOSAL 3.2(A): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

This proposal applies to:

KAGF
KDIF
KGF
KH10P
KHYOF
KIGIF
KRF I
KRF IV
KRF VII
KTEC
KUSMF
KDHRF
KBCF
KCRF
KEUF
KGSF
KH5P
KICPF
KIMBF
KRF II
KRF V
KSCF
KTRF
KVGF
KSCVF
KDFSF
KGBCF
KH20P
KHYF
KIF
KMBF
KRF III
KRF VI
KSCRVF
KUSGIF
KCF
KWF4

     Each Fund is currently classified as a diversified open-end investment company, or as a diversified series of an open-end investment company. Under the 1940 Act, a "diversified" Fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently, each Fund also has adopted additional diversification policies. Each of KEUF, KAGF and KSCRVF, with respect to 75% of the value of its total assets, may not invest more than 5% of the value of its total assets in the securities of any one issuer, and with respect to 100% of the value of its total assets, may not purchase more than 10% of the securities of any one issuer. Each of KCF, KDHRF, KSCVF, KDIF, KHYF and KHYOF, with respect to 75% of the value of its total assets, may not purchase more than 10% of the securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer. Each of the Funds' policies includes an exception for U.S. Government securities and the policy for each of KAGF, KBCF, KGF, KGSF, KHYOF, KIMBF, KMBF, KSCF, KTEC, KTRF and KVGF also includes an exception for investments in a master fund within a master/feeder fund structure.

     Under their current diversification policies, KBCF, KCRF, KGF, KGSF, KH20P, KH10P, KH5P, KICPF, KIF, KIMBF, KMBF, KRF I, KRF II, KRF III, KRF IV, KRF V, KRF VI, KRF VII, KSCF, KTEC, KTRF, KUSMF, KVGF and KWF4, each may not invest more than 5% of its total assets in the securities of any one issuer. Except for KIMBF, KMBF and KGSF, each of these Funds' policies also contains a separate restriction prohibiting the purchase of more than 10% of the securities of any one issuer.

     Accordingly, the elimination of the additional diversification policies for a Fund means that the Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the additional diversification policies that apply to 75% of the value of a Fund's total assets will not represent a substantive change to that Fund's diversification requirements. However, the elimination of the additional diversification policies that apply to 100% of the value of a Fund's total assets will cause that Fund to have less restrictive diversification requirements.

PROPOSAL 3.2(B): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND REMAIN A "NON-DIVERSIFIED" FUND UNDER THE 1940 ACT BUT WILL ELIMINATE AS FUNDAMENTAL THE CURRENT DIVERSIFICATION POLICIES.

This proposal applies to:

KAGGF
KGIF
KNYTF
KCATF
KOHTF
KFLTF

     Each Fund has elected to be classified as a non-diversified open-end investment company, or as a non-diversified series of an open-end investment company. Consequently, the Funds have no diversification requirements under the 1940 Act. However, the Funds currently have diversification policies that restrict each Fund, with respect to 50% of the value of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer, and with respect to the other 50% of its total assets, from investing more than 25% of the value of its total assets in the securities of any one issuer. These diversification policies reflect the requirements of the Internal Revenue Code of 1986, as amended, for a fund to qualify for the favorable tax status as a "regulated investment company." Whether or not this proposal is approved by shareholders, all Funds intend to continue to meet these requirements.

Borrowing

     PROPOSAL 3.3: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

     This proposal applies to all Funds (except for KEMGF, KEMIF, KGBCF, KIGIF, KLAF, KDFSF and KUSGIF, which currently have the proposed fundamental policy set forth immediately above).

     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case KAGF, KAGGF, KBCF, KCRF, KEUF, KFLTF, KGIF, KH20P, KH10P, KH5P, KHYOF, KNYTF, KOHTF, KRF I, KRF II, KRF III, KRF IV, KRF V, KRF VI, KRF VII, KSCRVF, KUSMF, KHYOF and KWF4, may each borrow up to one-third of the value of its total assets; KCF, KDHRF, KSCVF and KCATF may borrow up to 10% of the value of its total assets; and KDIF, KGF, KGSF, KHYF, KICPF, KIF, KIMBF, KMBF, KTEC, KSCF, KTRF, and KVGF may each borrow up to 5% of the value of its total assets. Additionally, KAGF, KAGGF, KBCF, KCRF, KEUF, KGIF, KRF I, KRF II, KRF III, KRF IV, KRF V, KRF VI, KRF VII, KUSMF and KWF4 are restricted from borrowing for leverage or from making investments while borrowings are outstanding. Each of KH20P, KH10P and KH5P may not make investments while borrowings are in excess of 5% of its total assets. KHYOF may borrow for leverage but not in excess of 20% of its total assets including the amount borrowed.

     The proposed policy would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Boards have no current intention of authorizing any of these practices. If a Board authorized a Fund to borrow for leverage, such borrowings would increase the Fund's volatility and the risk of loss in a declining market.

Senior Securities

PROPOSAL 3.4: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds (except for KDFSF and the KGIS Funds, which currently have the proposed fundamental policy set forth immediately above).

     The current policy of each Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness) except as permitted under the 1940 Act. The proposed policy re-words the current policy without making any material changes.

Concentration

PROPOSAL 3.5(A): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds (except for KDFSF and the KGIS Funds, which currently have the proposed fundamental policy set forth immediately above, and except for KCRF; see Proposal 3.5(b) below).

     While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Fund's total assets being invested in the same industry. For each of the Funds, there are exceptions for U.S. Government securities, state securities, and/or for investment in a master fund within a master/feeder fund structure. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of a Fund.

PROPOSAL 3.5(B): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE FUND, THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME, EXCEPT THAT THE FUND INTENDS TO INVEST MORE THAN 25% OF ITS NET ASSETS IN INSTRUMENTS ISSUED BY BANKS.

This proposal applies to KCRF.

     The Fund currently concentrates more than 25% of its net assets in instruments issued by banks. The proposed concentration policy has been re-worded without making any material changes.

Underwriting of Securities

PROPOSAL 3.6: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT A FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

This proposal applies to all Funds (except for KDFSF and the KGIF Funds, which currently have the proposed fundamental policy set forth above).

     The proposed underwriting policy has been re-worded without making any material changes.

Investment In Real Estate

PROPOSAL 3.7: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES.

This proposal applies to all Funds (except for KDFSF and the KGIF Funds, which currently have the proposed fundamental policy set forth above).

     The proposed real estate policy re-words the current policies without making any material changes. The policies of KBCF, KGIF, KGSF, KH20P, KH10P, KH5P, KRF I, KRF II, KRF III, KRF IV, KRF V, KRF VI, KRF VII and KWF4 currently also prohibit investment in real estate limited partnerships. Additionally, the policies of KSCRVF, KCF, KDHRF and KSCVF currently prohibit investment in mortgage loans. Management intends to recommend to the Boards of the Funds the adoption of each of the foregoing policies as non-fundamental policies.

Purchase of Commodities

PROPOSAL 3.8: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

This proposal applies to all Funds (except KDFSF, the KGIF Funds and KUSGIF, which currently have the proposed fundamental policy set forth immediately above).

     The Funds' current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts, foreign currency transactions, and, in the case of KCF, KDHRF and KSCVF, investments in oil, gas or mineral exploration or development programs. Under the proposed policy, each Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities.

Lending

PROPOSAL 3.9: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION FROM TIME TO TIME.

This proposal applies to all Funds.

     Each Fund's current lending policy prohibits making loans to others. There may be no exceptions to this restriction, as is the case with KCATF, or there may be exceptions for loans of portfolio securities and to the extent the entry into repurchase agreements, the purchase of debt securities or interests in indebtedness and/or the making of time or demand deposits with banks in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's particular circumstances.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES

     Certain of the policies listed below (Margin Purchases and Short Sales, Purchase of Securities of Related Issuers, Pledging of Assets, Restricted and Illiquid Securities, Purchases of Securities, Investment in Issuers with Short History and Investment in Investment Companies) were initially adopted by the Funds due to state securities regulatory policies that are no longer in effect. Others reflected industry conditions at the time. Management believes that each of these policies should be eliminated as a fundamental policy in the interest of simplicity and flexibility. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Boards that they eliminate these policies entirely as being unnecessary.

Margin Purchases and Short Sales

PROPOSAL 3.10: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

This proposal applies to:

KAGF
KCRF
KFLTF
KH20P
KHYF
KIF
KOHTF
KRF II
KRF V
KSCF
KTRF
KVGF
KSCVF
KAGGF
KDIF
KGF
KH10P
KHYOF
KIMBF
KRF III
KRF VI
KSCRVF
KCF
KWF4
KBCF
KCATF
KEUF
KGIF
KH5P
KICPF
KMBF
KNYTF
KRF I
KRF IV
KRF VII
KTEC
KUSMF
KDHRF

Each Fund is currently either prohibited from (1) making purchases on margin and/or making short sales, unless the Fund has the right to obtain securities equivalent in kind and amount to those sold and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time, or (2) making margin purchases and short sales, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. If elimination of this restriction is approved by shareholders, each Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit a Fund to borrow money only as permitted by applicable law.

Purchase of Securities of Related Issuers

PROPOSAL 3.11: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF SECURITIES OF RELATED ISSUERS.

This proposal applies to:

KCRF
KRF III
KRF VI
KRF I
KRF IV
KUSMF
KRF II
KRF V

     The current policy of each Fund prohibits the purchase of securities of issuers any of whose officers, directors, trustees or security holders is an officer, trustee or director of the Fund or an officer, director, trustee or security holder of Scudder Kemper if one or more of such individuals owns more than 1/2 of one percent of the shares or securities of such issuer or own collectively more than 5% of the shares or securities of such issuer. Transactions between each Fund and an affiliated person of a Fund are currently regulated under the 1940 Act.

Pledging of Assets

PROPOSAL 3.12: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PLEDGING OF ASSETS.

This proposal applies to:

KAGF
KDIF
KGF
KH20P
KHYF
KIMBF
KRF III
KRF VI
KSCRVF
KDHRF
KAGGF
KEUF
KGIF
KH10P
KICPF
KMBF
KNYTF
KRF I
KRF IV
KRF VII
KTEC
KVGF
KSCVF
KBCF
KCATF
KFLTF
KGSF
KH5P
KIF
KOHTF
KRF II
KRF V
KSCF
KTRF
KCF
KWF4

     Each Fund is currently prohibited from pledging, mortgaging or hypothecating assets, except in order to secure borrowings, and in the case of KCF, KDHRF, KSCVF and KSCRVF, in connection with options and futures contracts. Funds may pledge securities having a market value not exceeding 7 1/2%, 10%, 15% or up to the amount of the borrowing of the value of a Fund's assets and, in certain cases, except in connection with writing covered call options and the purchase or sale of futures contracts and options on futures contracts.

Restricted and Illiquid Securities

PROPOSAL 3.13: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF RESTRICTED AND ILLIQUID SECURITIES.

This proposal applies to:

KCRF, KUSMF, KCF, KDHRF, KSCVF

     Each Fund is currently prohibited from entering into repurchase agreements or purchasing securities if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities, restricted securities or repurchase agreements maturing in more than seven days. KCRF and KUSMF is each also prohibited from investing more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, except for commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Under the 1940 Act and applicable interpretations of the SEC, each Fund is currently prohibited from investing more than 15% of its net assets in illiquid securities, including restricted securities which are deemed to be illiquid.

Purchases of Securities

PROPOSAL 3.14: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF A SPECIFIED PERCENTAGE OF AN ISSUER'S SECURITIES.

This proposal applies to:

KAGF
KEUF
KH20P
KICPF
KRF III
KRF VI
KTEC
KVGF
KAGGF
KGF
KH10P
KRF I
KRF IV
KRF VII
KTRF
KWF4
KBCF
KCRF
KGIF
KH5P
KRF II
KRF V
KSCF
KUSMF

     Each Fund is prohibited with respect to 100% of its assets from purchasing more than 10% of the securities of a single issuer. Additionally, each Fund (except for KAGGF and KGIF) is a "diversified" fund and is therefore limited to purchasing, with respect to 75% of its assets, not more than 10% of the voting securities of a single issuer.

Purchases of Options and Warrants

PROPOSAL 3.15: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASES OF OPTIONS AND WARRANTS.

This proposal applies to:

KAGF
KDIF
KGF
KHYF
KBCF
KIMBF
KRF III
KRF VI
KTRF
KVGF
KCATF
KEUF
KGIF
KICPF
KMBF
KNYTF
KRF I
KRF IV
KSCF
KWF4
KCRF
KFLTF
KGSF
KIF
KOHTF
KRF II
KRF V
KTEC
KUSMF

     The Funds are currently prohibited from or limited in writing, purchasing or selling options. Some Funds are prohibited from writing, purchasing or selling options on more than 25% of a Fund's net assets and are restricted from investing more than 5% of the Fund's net assets on premiums on put and call options. Some Funds' policies contain exceptions for purchases and sales of options on financial contracts. Several Funds have absolute restrictions on such transactions.

Investment for the Purpose of Exercising Control or Management

PROPOSAL 3.16: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

This proposal applies to:

KCRF
KRF III
KRF VI
KRF I
KRF IV
KUSMF
KRF II
KRF V

     The Funds are currently prohibited from investing for the purpose of exercising control or management of another issuer. The Funds do not intend to invest for this purpose.

Investment in Mineral Exploration

PROPOSAL 3.17: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN MINERAL EXPLORATION PROGRAMS.

This proposal applies to:

KCRF
KRF III
KRF VI
KDHRF
KRF I
KRF IV
KUSMF
KSCVF
KRF II
KRF V
KCF

     The Funds are currently prohibited from investing in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

Investment in Issuers With Short Histories

PROPOSAL 3.18: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN ISSUERS WITH SHORT HISTORIES.

This proposal applies to:
                                KCRF       KUSMF

     The Fund is currently prohibited from investing more than 5% of its total assets in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation.

Investment in Non-U.S. Dollar Denominated Securities

PROPOSAL 3.19: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN NON-U.S. DOLLAR DENOMINATED SECURITIES.

This proposal applies to:
                                      KHYF

     The Fund is currently prohibited as a fundamental policy from investing more than 25% of its assets in fixed income securities which are payable in currencies other than U.S. dollars. Management intends to recommend to the Board the adoption of this policy as non-fundamental.

Investment in other Investment Companies

PROPOSAL 3.20: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN OTHER INVESTMENT COMPANIES.

This proposal applies to:
                                KCRF       KUSMF

     The Funds are currently prohibited from purchasing securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. The 1940 Act limits a fund's ability to invest in other investment companies.

Investment other than in Accordance with Objectives and Policies

PROPOSAL 3.21: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT OTHER THAN IN ACCORDANCE WITH ITS OBJECTIVES AND POLICIES.

This proposal applies to:

KCATF
KICPF
KOHTF
KUSMF
KCRF
KIMBF
KFLTF
KMBF
KNYTF

     The Funds are currently prohibited from purchasing securities or from the making of investments other than in accordance with their respective investment objectives and policies. Management believes that this policy is not meaningful.

THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2116. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Scudder Kemper Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at a Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees/Directors,

Philip J. Collora
Secretary

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT

         (Underscored items in brackets are applicable to Massachusetts business trusts only.)

         (Items in brackets that are not underscored are applicable to
                          Maryland corporations only.)

     (BOLD ITEMS IN BRACKETS APPLY TO ALL FUNDS OTHER THAN KAGGF AND KSCF)

     (BOLD AND UNDERSCORED ITEMS IN BRACKETS APPLY TO KAGGF AND KSCF ONLY)

                      (Name of Trust)(Name of Corporation)

       222 SOUTH RIVERSIDE PLAZA/TWO INTERNATIONAL PLACE/345 PARK AVENUE
              CHICAGO, ILLINOIS 60606/BOSTON, MASSACHUSETTS 02110/
                            NEW YORK, NEW YORK 10154

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
Two International Place/345 Park Avenue
Boston, Massachusetts 02110/New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                            [NAME OF SERIES, IF ANY]

Ladies and Gentlemen:

     [Name of (Trust)(Corporation)] (the ("Trust")("Corporation")) has been established as a (Massachusetts business trust)(Maryland corporation) to engage in the business of an investment company. Pursuant to the (Trust's) (Corporation's)(Declaration of Trust)(Articles of Incorporation), as amended from time-to-time (the ("Declaration")("Articles")), the Board of (Trustees) (Directors) is authorized to issue the (Trust's shares of beneficial interest)
(Corporation's shares of common stock), par value $      per share, (the
"Shares"), in separate series, or funds. The Board of (Trustees)(Directors) has authorized [NAME OF FUND] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the (Trustees)(Directors).

     The (Trust)(Corporation), on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the (Trust)(Corporation) on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The (Trust)(Corporation) engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the (Trust's)(Corporation's) Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the (Trust)(Corporation) under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the (Trust)(Corporation). The (Trust)(Corporation) has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

             (a) The (Declaration)(Articles), as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

              (c) Resolutions of the (Trustees)(Directors) of the (Trust)(Corporation) and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of (Beneficial Interest)(Common Stock) relating to the Fund, as applicable.

          The (Trust)(Corporation) will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the (Trust's)(Corporation's) Board of (Trustees) (Directors). In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the (Trust)(Corporation). You shall also make available to the (Trust)(Corporation) promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the (Trust)(Corporation) in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the (Trust)(Corporation) are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the (Trust's)(Corporation's) Board of (Trustees) (Directors) periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the (Trust's)(Corporation's) officers or Board of (Trustees)(Directors) shall reasonably request.

          3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the (Trust)(Corporation) administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the (Trust's)(Corporation's) Board of (Trustees)(Directors) and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the (Trust)(Corporation) as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the (Trust's)(Corporation's) Board of (Trustees)(Directors). Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all (Trustees)(Directors), officers and executive employees of the (Trust)(Corporation) (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the (Trust)(Corporation), subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's (Trustees)

 (Directors) and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the (Trust)(Corporation); telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the (Trust)(Corporation) is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to (Trust)(Corporation) business) of (Trustees)
 (Directors), officers and employees of the (Trust)(Corporation) who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of (Trustees)(Directors) and officers of the (Trust)(Corporation); and costs of shareholders' and other meetings.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the (Trust)(Corporation) on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the (Trust)(Corporation) on behalf of the Fund shall pay you in United States Dollars (ON THE LAST DAY OF EACH MONTH THE UNPAID BALANCE OF A FEE EQUAL
TO THE EXCESS OF     OVER) (A BASE ANNUAL INVESTMENT MANAGEMENT FEE, PAYABLE
MONTHLY, AT THE RATE OF .65 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. THIS BASE FEE IS SUBJECT TO UPWARD OR DOWNWARD ADJUSTMENT ON THE BASIS OF THE INVESTMENT PERFORMANCE OF THE CLASS A SHARES OF THE FUND AS COMPARED WITH THE PERFORMANCE OF THE STANDARD & POOR'S 500 STOCK INDEX (THE "INDEX"). THE TRUST
WILL PAY AN ADDITIONAL MONTHLY FEE AT AN ANNUAL RATE OF     % OF SUCH AVERAGE
DAILY NET ASSETS FOR EACH PERCENTAGE POINT (FRACTIONS TO BE PRORATED) BY WHICH THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND EXCEEDS THAT OF THE INDEX FOR THE IMMEDIATELY PRECEDING TWELVE MONTHS; PROVIDED THAT SUCH ADDITIONAL MONTHLY
FEE SHALL NOT EXCEED 1/12 OF    % OF THE AVERAGE DAILY NET ASSETS. CONVERSELY,
THE COMPENSATION PAYABLE BY THE TRUST WILL BE REDUCED BY AN ANNUAL RATE OF    %
OF SUCH AVERAGE DAILY NET ASSETS FOR EACH PERCENTAGE POINT (FRACTIONS TO BE PRORATED) BY WHICH THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND FALLS BELOW THAT OF THE INDEX, PROVIDED THAT SUCH REDUCTION IN THE MONTHLY FEE SHALL NOT
EXCEED 1/12 OF    % OF THE AVERAGE NET ASSETS. THE TOTAL FEE ON AN ANNUAL BASIS
CAN RANGE FROM     % TO     % OF AVERAGE DAILY NET ASSETS. THE TRUST'S
INVESTMENT PERFORMANCE DURING ANY TWELVE MONTH PERIOD IS MEASURED BY THE PERCENTAGE DIFFERENCE BETWEEN (a) THE OPENING NET ASSET VALUE OF ONE CLASS A SHARE OF THE FUND AND (b) THE SUM OF THE CLOSING NET ASSET VALUE OF ONE CLASS A SHARE OF THE FUND PLUS THE VALUE OF ANY INCOME AND CAPITAL GAIN DIVIDENDS ON SUCH SHARE DURING THE PERIOD TREATED AS IF REINVESTED IN CLASS A SHARES OF THE FUND AT THE TIME OF DISTRIBUTION. THE PERFORMANCE OF THE INDEX IS MEASURED BY THE PERCENTAGE CHANGE IN THE INDEX BETWEEN THE BEGINNING AND THE END OF THE TWELVE MONTH PERIOD WITH CASH DISTRIBUTIONS ON THE SECURITIES WHICH COMPRISE THE INDEX BEING TREATED AS REINVESTED IN THE INDEX AT THE END OF EACH MONTH FOLLOWING THE PAYMENT OF THE DIVIDEND. EACH MONTHLY CALCULATION OF THE INCENTIVE PORTION OF THE FEE MAY BE ILLUSTRATED AS FOLLOWS: IF OVER THE PRECEDING TWELVE MONTH PERIOD THE TRUST'S ADJUSTED NET ASSET VALUE APPLICABLE TO ONE CLASS A
SHARE WENT FROM $10.00 TO $      (     % APPRECIATION), AND THE INDEX, AFTER
ADJUSTMENT, WENT FROM 100 TO 104 (OR ONLY 4%), THE ENTIRE INCENTIVE COMPENSATION WOULD HAVE BEEN EARNED BY YOU. ON THE OTHER HAND, IF THE INDEX ROSE FROM 100 TO
(    %), NO INCENTIVE FEE WOULD HAVE BEEN PAYABLE. A RISE IN THE INDEX FROM 100
TO      (     %) WOULD HAVE RESULTED IN THE MINIMUM MONTHLY FEE OF 1/12 OF
%. SINCE THE COMPUTATION IS NOT CUMULATIVE FROM YEAR TO YEAR, AN ADDITIONAL MANAGEMENT FEE MAY BE PAYABLE WITH RESPECT TO A PARTICULAR YEAR, ALTHOUGH THE TRUST'S PERFORMANCE OVER SOME LONGER PERIOD OF TIME MAY BE LESS FAVORABLE THAN THAT OF THE INDEX. CONVERSELY, A LOWER MANAGEMENT FEE MAY BE PAYABLE IN A YEAR IN WHICH THE PERFORMANCE OF THE FUND'S CLASS A SHARES IS LESS FAVORABLE THAN THAT OF THE INDEX, ALTHOUGH THE PERFORMANCE OF THE FUND'S CLASS A SHARES OVER A LONGER PERIOD OF TIME MIGHT BE BETTER THAN THAT OF THE INDEX. THESE MANAGEMENT FEES WILL BE REDUCED BY) any compensation waived by A-6 you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the (Declaration)(Articles) and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

          [FOR KMBF, KCATF AND KGSF ONLY: You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal _____ % of average daily net assets. [KMBF AND KGSF: 1% of average daily net assets; KCATF: 1.5% of average daily net assets up to $30 million and 1% of average daily net assets over $30 million.] Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 5 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 5, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year.]

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the (Trust)(Corporation). Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the (Trust)(Corporation) agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the (Trust)(Corporation), the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

          8. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the (Trustees) (Directors) who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the

     (Trust)(Corporation), or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the (Trust's)(Corporation's) Board of (Trustees)(Directors) on 60 days' written notice to you, or by you on 60 days' written notice to the (Trust)(Corporation). This Agreement shall terminate automatically in the event of its assignment.

          This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of (Trustees) (Directors) or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          (10. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.)

          (11)(10). Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the (Trust)(Corporation) on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the (Trust)(Corporation), whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [NAME OF (TRUST)(CORPORATION)], on behalf of [NAME OF FUND]

                                By:
                    ------------------------------------------------------------
                                    Vice President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                    ------------------------------------------------------------
                                    President

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
MONEY MARKET FUNDS
 Government Money Market        High level of current income    0.250% of net assets++     $   83,870,139
   Series                       consistent with preservation
                                of capital and liquidity.
 Money Market Series            High level of current income    0.250% of net assets++     $1,041,528,715
                                consistent with preservation
                                of capital and liquidity.
 Scudder Cash Investment Trust  Stability of capital while      0.500% to $250 million     $1,182,012,567
                                maintaining liquidity of        0.450% next $250 million
                                capital and providing current   0.400% next $500 million
                                income.                         0.350% thereafter++
 Scudder U.S. Treasury Money    Safety, liquidity, and          0.500% of net assets++     $  388,528,203
   Fund                         stability of capital and,
                                consistent therewith, current
                                income.
TAX FREE MONEY MARKET FUNDS
 Scudder California Tax Free    Stability of capital and the    0.500% of net assets       $      218,236
   Money Fund                   maintenance of a constant net
                                asset value of $1.00 per share
                                while providing California
                                taxpayers income exempt from
                                both California personal and
                                regular federal income tax.
 Scudder New York Tax Free      Stability of capital while      0.500% of net assets++     $   92,514,040
   Money Fund                   providing New York taxpayers
                                income exempt from New York
                                state and New York City
                                personal income taxes and
                                regular federal income tax.
 Scudder Tax Free Money Fund    Income exempt from regular      0.500% to $500 million     $  283,055,833
                                federal income tax and          0.480% thereafter++
                                stability of principal through
                                investments in municipal
                                securities.
 Tax Free Money Market Series   High level of current income    0.250% of net assets++     $  270,225,034
                                exempt from federal income
                                tax, consistent with
                                preservation of capital and
                                liquidity, exempt from federal
                                income tax.
TAX FREE FUNDS
 Scudder California Tax Free    To provide California           0.625% to $200 million     $  324,448,844
   Fund                         taxpayers with income exempt    0.600% thereafter
                                from both California personal
                                income tax and regular federal
                                income tax primarily through
                                investment in California
                                municipal securities.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 Scudder High Yield Tax Free    High level of income, exempt    0.650% to $300 million     $  336,690,734
   Fund                         from regular federal income     0.600% thereafter
                                tax, from an actively managed
                                portfolio consisting primarily
                                of investment-grade municipal
                                securities.
 Scudder Limited Term Tax Free  As high a level of income       0.600% of net assets++     $  116,876,371
   Fund                         exempt from regular federal
                                income tax as is consistent
                                with a high degree of
                                principal stability.
 Scudder Managed Municipal      Income exempt from regular      0.550% to $200 million     $  728,308,005
   Bonds                        federal income tax primarily    0.500% next $500 million
                                through investments in high-    0.475% thereafter
                                grade, long term municipal
                                securities.
 Scudder Massachusetts Limited  As high a level of income       0.600% of net assets++     $   79,526,656
   Term Tax Free Fund           exempt from Massachusetts
                                state personal income tax and
                                regular federal income tax as
                                is consistent with a high
                                degree of price stability
                                through investments primarily
                                in investment-grade municipal
                                securities.
 Scudder Massachusetts Tax      To provide Massachusetts        0.600% to $400 million     $  373,905,826
   Free Fund                    taxpayers income exempt from    0.525% thereafter*
                                both Massachusetts personal
                                income tax and regular federal
                                income tax through investment
                                primarily in investment-grade
                                municipal securities with long
                                term maturities.
 Scudder Medium Term Tax Free   High level of income free from  0.600% to $500 million     $  656,951,039
   Fund                         regular federal income taxes    0.500% thereafter
                                and limited principal
                                fluctuation through investment
                                primarily in high-grade,
                                intermediate term municipal
                                bonds.
 Scudder New York Tax Free      To provide New York taxpayers   0.625% to $200 million     $  195,731,396
   Fund                         income exempt from New York     0.600% thereafter
                                state and New York City
                                personal income taxes and
                                regular federal income tax
                                through investment primarily
                                in New York municipal
                                securities.
 Scudder Ohio Tax Free Fund     To provide Ohio taxpayers       0.600% of net assets++     $   94,450,782
                                income exempt from both Ohio
                                personal income tax and
                                regular federal income tax
                                through investment primarily
                                in investment-grade municipal
                                securities.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 Scudder Pennsylvania Tax Free  To provide Pennsylvania         0.600% of net assets++     $   78,695,405
   Fund                         taxpayers income exempt from
                                both Pennsylvania personal
                                income tax and regular federal
                                income tax through investment
                                primarily in investment-grade
                                municipal securities.
TAX MANAGED FUNDS
 Scudder Tax Managed Growth     Long term growth of capital on  0.800% of net assets                N/A**
   Fund                         an after-tax basis primarily
                                through equity investment in
                                established, medium- to large-
                                sized U.S. companies with
                                leading competitive positions.
 Scudder Tax Managed Small      Long term capital growth on an  0.900% of net assets                N/A**
   Company Fund                 after-tax basis primarily
                                through investment primarily
                                in undervalued stocks of small
                                U.S. companies.
U.S. INCOME FUNDS
 Scudder Corporate Bond Fund    A high level of current income  0.650% of net assets                N/A**
                                through investment primarily
                                in investment-grade corporate
                                debt securities.
 Scudder GNMA Fund              High current income primarily   0.650% to $200 million     $  392,444,820
                                from U.S. Government            0.600% next $300 million
                                guaranteed mortgage-backed      0.550% thereafter
                                Ginnie Mae securities.
 Scudder High Yield Bond Fund   A high level of current income  0.700% of net assets++     $  176,221,237
                                and, secondarily, capital
                                appreciation through
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
 Scudder Income Fund            A high level of income,         0.650% to $200 million     $  695,255,717
                                consistent with the prudent     0.600% next $300 million
                                investment of capital, through  0.550% thereafter
                                a flexible investment program
                                emphasizing high-grade bonds.
 Scudder Short Term Bond Fund   High level of income            0.600% to $500 million     $1,165,531,162
                                consistent with a high degree   0.500% next $500 million
                                of principal stability by       0.450% next $500 million
                                investing primarily in high     0.400% next $500 million
                                quality short-term bonds        0.375% next $1 billion
                                                                0.350% thereafter
 Scudder Zero Coupon 2000 Fund  As high an investment return    0.600% of net assets++     $   20,453,972
                                over a selected period as is
                                consistent with investment in
                                U.S. Government securities and
                                the minimization of
                                reinvestment risk.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
GLOBAL INCOME FUNDS
 Scudder Emerging Markets       High current income and,        1.000% of net assets       $  323,628,082
   Income Fund                  secondarily, long term capital
                                appreciation by investing
                                primarily in high-yielding
                                debt securities issued by
                                governments and corporations
                                in emerging markets.
 Scudder Global Bond Fund       Total return with an emphasis   0.750% to $1 billion       $  135,113,465
                                on current income by investing  0.700% thereafter++
                                primarily in high-grade bonds
                                denominated in foreign
                                currencies and the U.S.
                                dollar. As a secondary
                                objective, the Fund will seek
                                capital appreciation.
 Scudder International Bond     Income primarily by investing   0.850% to $1 billion       $  145,818,767
   Fund                         in a managed portfolio of       0.800% thereafter++
                                high-grade international bonds
                                and, secondarily, protection
                                and possible enhancement of
                                principal value by actively
                                managing currency, bond market
                                and maturity exposure and by
                                security selection.
ASSET ALLOCATION FUNDS
 Scudder Pathway Balanced       Balance of growth and income    There will be no fee as    $  192,145,173
   Portfolio                    by investing in a mix of        the Manager will receive
                                Scudder money market, bond and  a fee from the
                                equity mutual funds.            underlying funds.
 Scudder Pathway Conservative   Current income and,             There will be no fee as    $   16,971,681
   Portfolio                    secondarily, long term growth   the Manager will receive
                                of capital by investing         a fee from the
                                substantially in Scudder bond   underlying funds.
                                mutual funds, but will have
                                some exposure to Scudder
                                equity mutual funds.
 Scudder Pathway Growth         Long term growth of capital by  There will be no fee as    $   49,574,256
   Portfolio                    investing predominantly in      the Manager will receive
                                Scudder equity mutual funds     a fee from the
                                designed to provide long term   underlying funds.
                                growth.
 Scudder Pathway International  Maximize total return,          There will be no fee as    $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH AND INCOME FUNDS
 Scudder Balanced Fund          A balance of growth and income  0.700% of net assets++     $  158,711,908
                                from a diversified portfolio
                                of equity and fixed-income
                                securities and long term
                                preservation of capital
                                through a quality-oriented
                                investment approach designed
                                to reduce risk.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 Scudder Dividend & Growth      High current income and long    0.750% of net assets                N/A**
   Fund                         term growth of capital through
                                investment in income paying
                                equity securities.
 Scudder Growth and Income      Long term growth of capital,    0.600% to $500 million     $6,833,584,122
   Fund                         current income and growth of    0.550% next $500 millio n
                                income.                         0.500% next $500 millio n
                                                                0.475% next $500 millio n
                                                                0.450% next $1 billion
                                                                0.425% next $1.5 billio n
                                                                0.405% next $1.5 billio n
                                                                0.3875% next $4 billion
                                                                0.370% over $10 billion *
U.S. GROWTH FUNDS
 Classic Growth Fund            Long term growth of capital     0.700% of net assets++     $   53,225,783
                                with reduced share price
                                volatility compared to other
                                growth mutual funds.
 Scudder 21st Century Growth    Long term growth of capital by  1.000% of net assets++     $   23,296,176
   Fund                         investing primarily in the
                                securities of emerging growth
                                companies poised to be leaders
                                in the 21st century.
 Scudder Development Fund       Long term growth of capital by  1.000% to $500 million     $  845,405,075
                                investing primarily in          0.950% next $500 million
                                securities of small and medium  0.900% thereafter
                                size growth companies.
 Scudder Financial Services     Long term growth of capital by  0.750% of net assets++     $   36,926,469@
   Fund                         investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Health Care Fund       Long term growth of capital by  0.850% of next assets++    $   40,923,873@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Large Company Growth   Long term growth of capital     0.700% of net assets       $  288,064,975
   Fund (formerly Scudder       through investment primarily
   Quality Growth Fund)         in the equity securities of
                                seasoned, financially strong
                                U.S. growth companies.
 Scudder Large Company Value    Maximize long term capital      0.750% to $500 million     $2,212,733,138
   Fund (formerly Scudder       appreciation through a value    0.650% next $500 millio n
   Capital Growth Fund)         driven investment program.      0.600% next $500 millio n
                                                                0.550% next $500 millio n
                                                                0.500% next $1.0
                                                                billion*
 Scudder Micro Cap Fund         Long term growth of capital by  0.750% of net assets       $   91,627,404
                                investing primarily in a
                                diversified portfolio of U.S.
                                micro-cap common stocks.
 Scudder Real Estate            Long term capital growth and    0.800% of net assets++     $   20,435,489
   Investment Fund              current income by investing
                                primarily in equity securities
                                of companies in the real
                                estate industry.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 Scudder S&P 500 Index Fund     Investment results that,        0.100% of net assets++     $   16,912,276
                                before expenses, correspond to
                                the total return of common
                                stocks publicly traded in the
                                United States, as represented
                                by the Standard & Poor's 500
                                Composite Stock Price Index.
 Scudder Small Company Value    Long term growth of capital by  0.750% of net assets       $  123,398,822
   Fund                         investing primarily in
                                undervalued stocks of small
                                U.S. companies.
 Scudder Technology Fund        Long term growth of capital by  0.850% of net assets++     $   37,159,344@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Value Fund                     Long term growth of capital     0.700% to $500 million     $  297,979,779
                                through investment in           0.650% over $500
                                undervalued equity securities.  million*
GLOBAL GROWTH FUNDS
 Global Discovery Fund          Above-average capital           1.100% of net assets       $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++      $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million     $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets       $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.00% to $1 billion        $  195,514,335
   Fund                         through investments primarily   0.90% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million     $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets++     $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 Scudder International Growth   Long term capital appreciation  1.000% of net assets                N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.
 Scudder International Value    Long term capital appreciation  1.000% of net assets                N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion       $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets       $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million     $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts of Japanese
                                companies).
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                   $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.100%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million     $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                   $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser -- Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Montgomery Street Income       High level of current income    0.500% to $150 million     $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 Scudder Global High Income     High level of current income    1.200% of net assets       $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million      $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million      $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies Inc. that are viewed
                                as likely to benefit from
                                changes and developments
                                throughout Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                   $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Balance of growth and income,   0.475% of net assets       $  118,373,215
   Investment Fund Balanced     as well as long term
   Portfolio                    preservation of capital, from
                                a diversified portfolio of
                                equity and fixed income
                                securities.
 Scudder Variable Life          High level of income from a     0.475% of net assets       $   81,387,032
   Investment Fund Bond         high quality portfolio of
   Portfolio                    bonds.
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million     $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% next $500 million
   Growth Portfolio             consisting primarily of equity  *0.425 on assets
                                securities.                      over $1.0 billion
 Scudder Variable Life          Above-average capital           0.975% of net assets++     $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets       $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million     $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
 Scudder Variable Life          Stability of capital and        0.370% of net assets       $  102,576,377
   Investment Fund Money        current income from a
   Market Portfolio             portfolio of money market
                                instruments.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
AARP FUNDS
 AARP Balanced Stock and Bond   Long term capital growth and    0.350% to $2 billion       $  638,356,257
   Fund                         income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other balanced mutual funds,    0.280% next $2 billion
                                through investment in a         0.260% next $3 billion
                                combination of stocks, bonds    0.250% next $3 billion
                                and cash reserves.              0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP Bond Fund for Income      High level of current income,   0.350% to $2 billion       $   58,324,146
                                consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                long term bond mutual funds,    0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in investment-grade debt        0.250% next $3 billion
                                securities.                     0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.280% of net assets
 AARP Capital Growth Fund       Long term capital growth,       0.350% to $2 billion       $1,228,379,954
                                consistent with a share price   0.330% next $2 billion
                                more stable than other growth   0.280% next $2 billion
                                funds, through investment in a  0.260% next $3 billion
                                combination of common stocks    0.250% next $3 billion
                                and securities convertible      0.240% thereafter
                                into common stocks.             INDIVIDUAL FUND FEE
                                                                0.320% of net assets
 AARP Diversified Growth        Long term growth of capital     There will be no fee as    $   61,796,818
   Portfolio                    through investment primarily    the manager will receive
                                in AARP stock mutual funds.     a fee
 AARP Diversified Income with   Current income with modest      There will be no fee as    $   43,446,418
   Growth Portfolio             long term appreciation through  the manager will receive
                                investment primarily in AARP    a fee
                                bond mutual funds.
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion       $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP GNMA and U.S. Treasury    High level of current income,   0.350% to $2 billion       $4,583,980,460
   Fund                         consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                GNMA mutual funds, through      0.280% next $2 billion
                                investment primarily in high    0.260% next $3 billion
                                quality U.S. Government-        0.250% next $3 billion
                                guaranteed GNMA securities and  0.240% thereafter
                                U.S. Treasury obligations.      INDIVIDUAL FUND FEE
                                                                0.120% of net assets

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion       $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP High Quality Short Term   High level of current income,   0.350% to $2 billion       $  454,869,518
   Bond Fund                    consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                short-term bond mutual funds,   0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a portfolio of high          0.250% next $3 billion
                                quality, short-term             0.240% thereafter
                                securities.                     INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP High Quality Money Fund   Current income consistent with  0.350% to $2 billion       $  471,310,867
                                maintaining stability and       0.330% next $2 billion
                                safety of principal and a       0.300% next $2 billion
                                constant net asset value of     0.280% next $2 billion
                                $1.00 per share while offering  0.260% next $3 billion
                                liquidity, through investment   0.250% next $3 billion
                                in high quality securities.     0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.100% of net assets
 AARP High Quality Tax Free     Current income free from        0.350% to $2 billion       $  102,613,893
   Money Fund                   federal income taxes            0.330% next $2 billion
                                consistent with maintaining     0.300% next $2 billion
                                stability and safety of         0.280% next $2 billion
                                principal and a constant net    0.260% next $3 billion
                                asset value of $1.00 per share  0.250% next $3 billion
                                while offering liquidity,       0.240% thereafter
                                through investment in           INDIVIDUAL FUND FEE
                                high-quality municipal          0.100% of net assets
                                securities.
 AARP Insured Tax Free General  High level of current income    0.350% to $2 billion       $1,712,008,168
   Bond Fund                    free from federal income        0.330% next $2 billion
                                taxes, consistent with greater  0.300% next $2 billion
                                share price stability than      0.280% next $2 billion
                                other insured tax-free general  0.260% next $3 billion
                                bond mutual funds, through      0.250% next $3 billion
                                investment primarily in high    0.240% thereafter
                                quality municipal securities    INDIVIDUAL FUND FEE
                                covered by insurance.           0.190% of net assets
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion       $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.

             FUND                         OBJECTIVE                     FEE RATE             NET ASSETS
             ----                         ---------                     --------             ----------
 AARP Small Company Stock Fund  Long term growth of capital,    0.350% to $2 billion       $   50,271,473
                                consistent with a share price   0.330% next $2 billion
                                more stable than other small    0.300% next $2 billion
                                company stock mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in common stocks of small U.S.  0.250% next $3 billion
                                companies.                      0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP U.S. Stock Index Fund     Long term capital growth and    0.350% to $2 billion       $   38,085,073
                                income, consistent with         0.330% next $2 billion
                                greater share price stability   0.300% next $2 billion
                                than an S&P 500 Index mutual    0.280% next $2 billion
                                fund, by taking an indexing     0.260% next $3 billion
                                approach to investing in        0.250% next $3 billion
                                common stocks, emphasizing      0.240% thereafter++
                                higher dividend stocks while    INDIVIDUAL FUND FEE
                                maintaining investment          0.000% of net assets
                                characteristics otherwise
                                similar to the S&P 500 Index.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 9/30/98.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which commenced operations on July 31, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+

          TRUST/FUND                      OBJECTIVE                     FEE RATE            NET ASSETS
          ----------                      ---------                     --------            ----------
INCOME FUNDS
 Kemper Adjustable Rate U.S.    High current income consistent  0.550% to $250 million    $   81,967,000
   Government Fund              with low volatility of          0.520% next $750 million
                                principal.                      0.500% next $1.5 billion
                                                                0.480% next $2.5 billion
                                                                0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
 Kemper Short-Intermediate      High current income and         0.550% to $250 million    $  171,400,000
   Government Fund              preservation of capital, with   0.520% next $750 million
                                equal emphasis, from a          0.500% next $1.5 billion
                                portfolio primarily consisting  0.480% next $2.5 billion
                                of short-and intermediate-term  0.450% next $2.5 billion
                                U.S. Government securities.     0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
TAX-FREE INCOME FUNDS
 Kemper Michigan Tax-Free       High level of current income    0.550% to $250 million    $    3,091,000
   Income Fund                  exempt from federal and         0.520% next $750 million
                                Michigan income taxes through   0.500% next $1.5 billion
                                a non-diversified portfolio of  0.480% next $2.5 billion
                                municipal securities.           0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter**
 Kemper New Jersey Tax-Free     High level of current income    0.550% to $250 million    $    5,304,000
   Income Fund                  exempt from federal and New     0.520% next $750 million
                                Jersey income taxes through a   0.500% next $1.5 billion
                                professionally managed non-     0.480% next $2.5 billion
                                diversified portfolio of        0.450% next $2.5 billion
                                municipal securities.           0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter**
 Kemper Pennsylvania Tax-Free   High level of current income    0.550% to $250 million    $    6,304,000
   Income Fund                  exempt from federal and state   0.520% next $750 million
                                of Pennsylvania income taxes    0.500% next $1.5 billion
                                through a professionally        0.480% next $2.5 billion
                                managed non-diversified         0.450% next $2.5 billion
                                portfolio of municipal          0.430% next $2.5 billion
                                securities.                     0.410% next $2.5 billion
                                                                0.400% thereafter**
 Kemper Texas Tax-Free Income   A high level of current         0.550% to $250 million    $   12,469,000
   Fund                         interest income exempt from     0.520% next $750 million
                                federal income taxes through a  0.500% next $1.5 billion
                                professionally managed non-     0.480% next $2.5 billion
                                diversified portfolio of        0.450% next $2.5 billion
                                municipal securities.           0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE            NET ASSETS
          ----------                      ---------                     --------            ----------
CLOSED-END FUNDS
 The Growth Fund of Spain,      Long-term capital appreciation  1.000% of net assets(2)   $  315,059,000
   Inc.                         by investing primarily in
                                equity securities of Spanish
                                companies.
 Kemper High Income Trust       Highest current income          0.850% of net assets(2)   $  222,919,000
                                obtainable consistent with
                                reasonable risk with capital
                                gains secondary.
 Kemper Intermediate            High current income consistent  0.800% of net assets(1)   $  267,218,000
   Government Trust             with preservation of capital
                                by investing in U.S. and
                                foreign government securities.
 Kemper Multi-Market Income     High current income consistent  0.850% of net assets(2)   $  217,508,000
   Trust                        with prudent total return
                                asset management by investing
                                in a diversified portfolio of
                                investment grade tax-exempt
                                securities.
 Kemper Municipal Income Trust  High level of current income    0.550% of net assets(2)   $  686,179,000
                                exempt from federal income
                                tax.
 Kemper Strategic Income Fund   High current income by          0.850% of net assets(2)   $   53,129,000
                                investing its assets in a
                                combination of lower-rated
                                corporate fixed-income
                                securities, fixed-income
                                securities of emerging market
                                and other foreign issuers and,
                                fixed-income securities of the
                                U.S. Government and its
                                agencies and instrumentalities
                                and private mortgage-backed
                                issuers.
 Kemper Strategic Municipal     High level of current income    0.600% of net assets(2)   $  130,895,000
   Income Trust                 exempt from federal income tax
                                by investing in a diversified
                                portfolio of tax-exempt
                                municipal securities.
ANNUITY PRODUCTS
 Kemper Blue Chip Portfolio     Growth of capital and income.   0.650% of net assets      $   18,421,000
 Kemper Contrarian Value        High rate of return.            0.750% of net assets      $  162,380,000
   Portfolio
 Kemper Global Blue Chip        Long-term growth of capital     1.000% to $250 million              N/A*
   Portfolio                    through diversified worldwide   0.950% next $750 million
                                portfolio of marketable         0.900% thereafter
                                securities, primarily equity
                                securities.
 Kemper Global Income           High current income consistent  0.750% of net assets      $    2,145,000
   Portfolio                    with prudent total return
                                asset management.

          TRUST/FUND                      OBJECTIVE                     FEE RATE            NET ASSETS
          ----------                      ---------                     --------            ----------
 Kemper Government Securities   High current income consistent  0.550% of net assets      $   86,682,000
   Portfolio                    with preservation of capital
                                from a portfolio consisting
                                primarily of U.S. Government
                                securities.
 Kemper Growth Portfolio        Maximum appreciation of         0.600% of net assets      $  563,016,000
                                capital.
 Kemper High Yield Portfolio    High level of current income    0.600% of net assets      $  391,664,000
                                by investing in fixed income
                                securities.
 Kemper Horizon 10+ Portfolio   A balance between growth of     0.600% of net assets      $   22,553,000
                                capital and income consistent
                                with moderate risk.
 Kemper Horizon 20+ Portfolio   Growth of capital and,          0.600% of net assets      $   16,659,000
                                secondarily, income.
 Kemper Horizon 5 Portfolio     Income consistent with          0.600% of net assets      $   14,258,000
                                preservation of capital, and
                                secondarily, growth.
 Kemper International Growth    Long-term growth of capital     1.000% of net assets                N/A*
   and Income Portfolio         and current income, primarily
                                from foreign equity
                                securities.
 Kemper International           Total return, a combination of  0.750% of net assets      $  200,046,000
   Portfolio                    capital growth and income,
                                principally through an
                                internationally diversified
                                portfolio of equity
                                securities.
 Kemper Investment Grade Bond   High current income by          0.600% of net assets      $   15,504,000
   Portfolio                    investing primarily in a
                                diversified portfolio of
                                investment grade debt
                                securities.
 Kemper Money Market Portfolio  Maximum current income to the   0.500% of net assets      $  100,143,000
                                extent consistent with
                                stability of principal from a
                                portfolio of high quality
                                money market instruments.
 Kemper Small Cap Growth        Maximum capital appreciation    0.650% of net assets      $  137,415,000
   Portfolio                    from a portfolio primarily
                                consisting of growth stocks of
                                small companies.
 Kemper Small Cap Value         Long-term capital appreciation  0.750% of net assets      $   76,108,000
   Portfolio                    from a portfolio primarily of
                                value stocks of smaller
                                companies.
 Kemper Total Return Portfolio  High total return through a     0.550% of net assets      $  786,996,000
                                combination of income and
                                capital appreciation.
 Kemper Value+Growth Portfolio  Growth of capital through       0.750% of net assets      $   69,094,000
                                professional management of a
                                portfolio of growth and value
                                stocks.

          TRUST/FUND                      OBJECTIVE                     FEE RATE            NET ASSETS
          ----------                      ---------                     --------            ----------
 Kemper-Dreman Financial        Long-term capital appreciation  0.750% to $250 million              N/A*
   Services Portfolio           by investing primarily in       0.720% next $750 million
                                common stocks and other equity  0.700% next $1.5 billion
                                securities of companies in the  0.680% next $2.5 billion
                                financial services industry     0.650% next $2.5 billion
                                believed by the investment      0.640% next $2.5 billion
                                manger to be undervalued.       0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper-Dreman High Return      High rate of total return.      0.750% to $250 million              N/A*
   Equity Portfolio                                             0.720% next $750 million
                                                                0.700% next $1.5 billion
                                                                0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
MONEY MARKET FUNDS
 Government Securities          Maximum current income to the   0.220% to $500 million    $  810,001,000
   Portfolio (Cash Account      extent consistent with          0.200% next $500 million
   Trust)                       stability of capital from a     0.175% next $1 billion
                                portfolio of U.S. Government    0.160% next $1 billion
                                obligations.                    0.150% thereafter(1)**
 Government Securities          Maximum current income to the   0.220% to $500 million    $  391,861,000
   Portfolio (Cash Equivalent   extent consistent with          0.200% next $500 million
   Fund)                        stability of capital from a     0.175% next $1 billion
                                portfolio of U.S. Government    0.160% next $1 billion
                                obligations.                    0.150% thereafter(1)
 Government Securities          Maximum current income to the   0.150% of net             $  312,194,000
   Portfolio (Investors Cash    extent consistent with          assets(1)**
   Trust)                       stability of capital by
                                investing in U.S. Government
                                obligations and repurchase
                                agreements.
 Investors Florida Municipal    Maximum current income exempt   0.220% to $500 million    $    7,611,000
   Cash Fund                    from federal income taxes to    0.200% next $500 million
                                the extent consistent with      0.175% next $1 billion
                                stability of capital.           0.160% next $1 billion
                                                                0.150% thereafter(1)**
 Investors Michigan Municipal   Maximum current income exempt   0.22% to $500 million               N/A*
   Cash Fund                    from federal and Michigan       0.20% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.16% next $1 billion
                                capital                         0.15% thereafter
 Investors New Jersey           Maximum current income exempt   0.220% to $500 million    $    4,665,000
   Municipal Cash Fund          from federal and New Jersey     0.200% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.160% next $1 billion
                                capital.                        0.150% thereafter(3)**
 Investors Pennsylvania         Maximum current income exempt   0.220% to $500 million    $    3,195,000
   Municipal Cash Fund          from federal and Pennsylvania   0.200% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.160% next $1 billion
                                capital.                        0.150% thereafter(3)**

          TRUST/FUND                      OBJECTIVE                     FEE RATE            NET ASSETS
          ----------                      ---------                     --------            ----------
 Money Market Portfolio (Cash   Maximum current income to the   0.220% to $500 million    $2,004,420,000
   Account Trust)               extent consistent with          0.200% next $500 million
                                stability of capital from a     0.175% next $1 billion
                                portfolio primarily of          0.160% next $1 billion
                                commercial paper and bank       0.150% thereafter(1)**
                                obligations.
 Money Market Portfolio (Cash   Maximum current income to the   0.220% to $500 million    $  851,592,000
   Equivalent Fund)             extent consistent with          0.200% next $500 million
                                stability of capital from a     0.175% next $1 billion
                                portfolio primarily of          0.160% next $1 billion
                                commercial paper and bank       0.150% thereafter(4)
                                obligations.
 Tax-Exempt Portfolio (Cash     Maximum current income exempt   0.220% to $500 million    $  370,036,000
   Account Trust)               from federal income taxes to    0.200% next $500 million
                                the extent consistent with      0.175% next $1 billion
                                stability of capital from a     0.160% next $1 billion
                                portfolio of municipal          0.150% thereafter(1)**
                                securities.
 Tax-Exempt Portfolio (Cash     Maximum current income that is  0.220% to $500 million    $  333,427,000
   Equivalent Fund)             exempt from federal income      0.200% next $500 million
                                taxes to the extent consistent  0.175% next $1 billion
                                with stability of capital from  0.160% next $1 billion
                                a portfolio of municipal        0.150% thereafter
                                securities.
 Treasury Portfolio (Investors  Maximum current income to the   0.150% of net             $   74,290,000
   Cash Trust)                  extent consistent with          assets(5)**
                                stability of capital by
                                investing in U.S. Government
                                obligations and repurchase
                                agreements.
 Zurich Government Money Fund   Maximum current income to the   0.500% to $215 million    $  686,871,000
                                extent consistent with          0.375% next $335 million
                                stability of principal from a   0.300% next $250 million
                                portfolio of U.S. Government    0.250% thereafter(6)
                                obligations.
 Zurich Money Market Fund       Maximum current income to the   0.500% to $215 million    $4,538,627,000
                                extent consistent with          0.375% next $335 million
                                stability of principal from a   0.300% next $250 million
                                portfolio primarily consisting  0.250% thereafter(6)
                                of commercial paper and bank
                                obligations.
 Zurich Tax-Free Money Fund     Maximum current income to the   0.500% to $215 million    $  815,894,000
                                extent consistent with          0.375% next $335 million
                                stability of principal from a   0.300% next $250 million
                                portfolio of municipal          0.250% thereafter(6)
                                securities.
 Zurich YieldWise Money Fund    Maximum current income to the   0.500% to $215 million    $1,071,728,000
                                extent consistent with          0.375% next $335 million
                                stability of principal by       0.300% next $250 million
                                investing in high-quality       0.250% thereafter**
                                short- term money market
                                instruments

          TRUST/FUND                      OBJECTIVE                     FEE RATE            NET ASSETS
          ----------                      ---------                     --------            ----------
 Tax-Exempt New York Money      Maximum current income exempt   0.220% to $500 million    $  104,198,000
   Market Fund                  from federal, New York State    0.200% next $500 million
                                and New York City income taxes  0.175% next $1 billion
                                to the extent consistent with   0.160% next $1 billion
                                stability of capital.           0.150% thereafter(3)**
 Tax-Exempt California Money    Maximum current income exempt   0.220% to $500 million    $  117,432,000
   Market Fund                  from federal and California     0.200% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.160% next $1 billion
                                capital.                        0.150% thereafter

------------------------------
 + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; or Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998.

 ** Subject to waivers and/or reimbursements.

  (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

  (2) Based on average weekly net assets.

  (3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

  (4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

  (5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

  (6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                                                       EXHIBIT C

                                FORM OF NEW SIL

                             SUB-ADVISORY AGREEMENT

               [BOLDED LANGUAGE IN BRACKETS APPLIES TO KWF4 ONLY]

    [underlined language in brackets applies to each Fund, other than KWF4.]

AGREEMENT made this 7th day of September, 1998, by and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and SCUDDER INVESTMENTS (U.K.) LIMITED, an English corporation (the "Sub-Adviser").

     WHEREAS, KEMPER __________ FUND, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940;

     [WHEREAS, THE FUND IS AUTHORIZED TO ISSUE SHARES IN A SEPARATE SERIES WITH EACH REPRESENTING THE INTERESTS IN A SEPARATE PORTFOLIO OF SECURITIES AND OTHER ASSETS;]

     WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the [Fund's sole series][SERIES OF THE FUND KNOWN AS THE KEMPER WORLDWIDE 2004 FUND] (the "initial series") pursuant to an Investment Management Agreement (the "Management Agreement"); and

     WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of the Fund's initial series allocated to the Sub-Adviser by the Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, and the Sub-Adviser is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

          1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the initial series of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the

     Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

          The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

          The Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Fund, furnish to the Fund and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and all rules and regulations thereunder, and all applicable laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees and identified in writing to the Sub-Adviser.

          The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and cash positions, periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement.

          The Sub-Adviser shall provide adequate security with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including any means for the effecting of securities transactions.

          The Sub-Adviser agrees that it will make available to the Adviser and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Fund to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund's portfolio as the Adviser or the Board of Trustees may reasonably request.

          In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 for the period specified in that Rule.

          The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission, the Investment Management Regulatory Organization ("IMRO") or other regulatory authority.

          The Sub-Adviser represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and it is regulated by IMRO and will treat the Fund as a Non-Private Customer as defined by IMRO. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

          The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics that is in form and substance satisfactory to the Adviser. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

          2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such additional series shall become subject to this Agreement.

          3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser, at the end of each calendar month, a sub-advisory fee computed at an annual rate of ___ % of that portion of the average daily net assets of the initial series of the Fund that is allocated by the Adviser to the Sub-Adviser for management.

          For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

          4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

          5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

          6. The net asset value for each series of the Fund subject to this Agreement shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

          7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

          8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          9. This Agreement shall become effective with respect to the initial series of the Fund on the date hereof and shall remain in full force until September 30, 1999, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each such series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

          This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series subject to this Agreement without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days' written notice to the other party. The Fund may effect termination with respect to any such series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days' written notice to the Adviser and the Sub-Adviser.

          This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

          The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

          Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

          10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

          11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

          12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

          13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

          IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                ------------------------------------------------
                                By:
                                Title:

                                SCUDDER INVESTMENTS (U.K.) LIMITED

                                ------------------------------------------------
                                By:
                                Title:

                                                                       EXHIBIT D

                                    FORM OF

                         NEW DVM SUB-ADVISORY AGREEMENT

  [underlined language in brackets applies to Kemper-Dreman Financial Services
                                   Fund only]

  [language in plain text and in brackets applies to Kemper-Dreman High Return
                               Equity Fund only]

     AGREEMENT made this 7th day of September, 1998, by and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser"), and Dreman Value Management, L.L.C., formerly known as Contrarian Investment Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

     WHEREAS, [KEMPER EQUITY TRUST, a Massachusetts business trust,]
[KEMPER VALUE FUND, INC., formerly known as KEMPER-DREMAN FUND, INC., a Maryland corporation,] (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");

     WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund, including the series known as the [Kemper-Dreman Financial Services Fund (the "Financial Services Series")][Kemper-Dreman High Return Equity Fund (the "[High Return Series")], pursuant to an Investment Management Agreement (the "Management Agreement"); and

     WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the [Financial Services Series][High Return Series] and the Sub-Adviser is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1.  Appointment of Sub-Adviser.

          (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the [Financial Services Series][High Return Series] in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of [Trustees][Directors] of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the [Financial Services Series][High Return Series] account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the [Financial Services Series][High Return Series] to give instructions to the

     Custodian [and Accounting Agent] of the Fund as to the deliveries of securities and payments of cash for the account of the [Financial Services Series][High Return Series]. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the [Financial Services Series][High Return Series] best execution of orders. Subject to such policies as the Board of [Trustees][Directors] of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the [Financial Services Series][High Return Series] to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the [Financial Services Series][High Return Series] and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the [Agreement and Declaration of Trust][Articles of Incorporation] and By-Laws of the Fund as may from time to time be in force [to the extent the same are provided the Sub-Adviser].

          (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services [in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to the extent the same are provided the Sub-Adviser], to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the [Financial Services Series][High Return Series], and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the [Financial Services Series][High Return Series] or the Adviser in any way or otherwise be deemed an agent of the Fund, the [Financial Services Series][High Return Series] or the Adviser.

          (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the

     [Financial Services Series][High Return Series] and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

          (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the [Financial Services Series][High Return Series].

          (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

          (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the [Financial Services Series][High Return Series] as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of [Trustees][Directors] such periodic and special reports with respect to the [Financial Services Series][High Return Series] as the Adviser or the Board of [Trustees][Directors] may reasonably request, including statistical information with respect to the [Financial Services Series's][High Return Series's] securities.

          (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

          (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

          (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the [Financial Services Series][High Return Series].

          (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

          (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of [Trustees][Directors] of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.

     2.  Compensation.

     For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month [, a sub-advisory fee computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the High Return Series.][the unpaid balance of a fee equal to 1/12 of .240 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .230 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .224 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .218 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .208 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .205 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .202 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .198 of 1 percent of such portion.]

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

     [The Adviser further agrees that notwithstanding Appendix A the minimum amounts payable to Sub-Adviser during the following calendar years that Sub-Adviser serves under this Agreement shall be $1.0 million in 1997 and $8 million in each of 2000, 2001, and 2002 for services rendered during each of those years. The payments, if any, made under the foregoing sentence shall be made by January 15 of the year immediately following the calendar year to which such payment relates.]

     3. Net Asset Value. The net asset value for the [Financial Services Series][High Return Series] shall be calculated as the Board of [Trustees][Directors] of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the [Financial Services Series][High Return Series] shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     4.  Duration and Termination.

          (a) This Agreement shall become effective with respect to the [Financial Services Series][High Return Series] on the date hereof and shall remain in full force until [February 1, 2003][December 31, 2002], unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through [February 1, 2003][December 31, 2002], and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

          (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

          (c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of [Trustees][Directors] of the Fund, or by vote of a majority of the outstanding voting securities of the [Financial Services Series][High Return Series], or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of [Trustees][Directors] of the Fund or by vote of a majority of the outstanding voting securities of the [Financial Services Series][High Return Series] on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty
     (60) days written notice to the Sub-Adviser.

          (d) Sub-Adviser may not terminate this Agreement prior to [the third anniversary of the date of this Agreement][July 30, 2000]. Sub-Adviser may terminate this Agreement effective on or after [the third anniversary of the date of this Agreement][July 30, 2000] upon ninety (90) days' written notice to the Adviser.

          (e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

          (f) [Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

          (g) The provisions of Section 9 shall survive the termination of this Agreement.]

     5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

          (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

          (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

          (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

          (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the [Financial Services Series][High Return Series] of which the Sub-Adviser has knowledge (the "Sub-Adviser and [Financial Services][High Return] Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

     6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

          (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

          (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

          (c) The Sub-Adviser shall at all times comply with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of [Trustees][Directors], provided that such procedures are substantially similar to those applicable to similar funds for which the Board of [Trustees][Directors] of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

          (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and [Financial Services][High Return] Information; and

          (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

     7.  Use of Names.

          (a) The Sub-Adviser acknowledges and agrees that the names [Kemper Equity Trust][Kemper Value Fund], Kemper, and Zurich, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names [Kemper Equity Trust][Kemper Value Fund], Kemper and Zurich, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to [Kemper Equity Trust][Kemper Value Fund], Kemper, Zurich, or [Kemper-Dreman Financial Services Fund][Kemper-Dreman High Return Equity Fund] or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the [Kemper-Dreman Financial Services Fund][Kemper-Dreman High Return Equity Fund] in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the [Financial Services Series][High Return Series] , as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

          (b) Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the [Financial Services Series][High Return Series] is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the [Financial Services Series][High Return Series] pursuant to the terms of this Agreement.

          (c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the [Financial Services Series][High Return Series] for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the [Financial Services Series][High Return Series] name and in connection with accurately describing the activities of the [Financial Services Se-ries][High Return Series] , including use with marketing and other promotional and informational material relating to the [Financial Services Series][High Return Series]. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of [Financial Services Series][High Return Series], then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the [Financial Services Series][High Return Series] or for any other commercial purpose (other than the right to refer to the [Financial Services Series's][High Return Series's] former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and [trustees][directors] to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

          (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

     8. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the [Financial Services Series][High Return Series] or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9.  Indemnifications.

          (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund and their affiliates, [directors, trustees][directors], officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, [Financial Services Series's][High Return Series's], and Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

          (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

          (c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

     10. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     11. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     12. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

     13.  Miscellaneous.

          (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

          (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

SCUDDER KEMPER INVESTMENTS, INC.

By:

    -----------------------------------

Title:

     ----------------------------------

DREMAN VALUE MANAGEMENT, L.L.C.

By:

    -----------------------------------

Title:

     ----------------------------------

                                  [APPENDIX A
                     INVESTMENT MANAGEMENT SUBADVISORY FEE

         APPLICABLE AVERAGE
          DAILY NET ASSETS
             (THOUSANDS)               ANNUAL RATE
         ------------------            -----------
            $0 - $250,000              .240 of 1%
        $250,000 - $1,000,000          .230 of 1%
       $1,000,000 - $2,500,000         .224 of 1%
       $2,500,000 - $5,000,000         .218 of 1%
       $5,000,000 - $7,500,000         .208 of 1%
      $7,500,000 - $10,000,000         .205 of 1%
      $10,000,000 - $12,500,000        .202 of 1%
          Over $12,500,000             .198 of 1%]

                                                                       EXHIBIT E

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                         KEMPER DIVERSIFIED INCOME FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER HIGH YIELD SERIES
                             KEMPER HIGH YIELD FUND
                       KEMPER HIGH YIELD OPPORTUNITY FUND
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                               KEMPER PORTFOLIOS
                           KEMPER U.S. MORTGAGE FUND

KDIF may not, as a fundamental policy:

     (1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described in the prospectus.

     (3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

     (5) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options, combinations thereof or similar options; except that the Fund may write covered call options with respect to its portfolio securities or securities indices, or write secured put options; and the Fund may enter into closing transactions with respect to such options, and may buy or sell options on financial futures contracts.

     (6) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (7) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options of such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (8) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (9) Issue senior securities except as permitted under the Investment Company Act of 1940.

KGSF may not, as a fundamental policy:

     (1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements, except that the Fund may engage in options and financial futures transactions, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (4) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (5) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.) Borrowings may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase.

     (6) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above and may enter into repurchase agreements for such securities, and may lend its portfolio securities against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies, which is equal at all times to at least 100% of the value of the securities loaned.

     (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KHYF may not, as a fundamental policy:

     (1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

     (3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (4) Invest more than 25% of the Fund's total assets in fixed income securities which are payable in currencies other than United States Dollars. (Investments in such securities may involve risks which differ from investments in securities of U.S. issuers, such as future political and economic developments, the possible imposition of governmental restrictions and taxes, as well as currency fluctuation.)

     (5) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

     (6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

KICPF may not, as a fundamental policy:

     (1) Invest in securities other than those specified under "Investment Objectives, Policies and Risk Factors" in the prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conver-sion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "Investment Objectives, Policies and Risk Factors" after purchase by the Fund.

     (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

     (3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (4) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

     (5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (7) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (8) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (11) Issue senior securities except as permitted under the Investment Company Act of 1940.

KUSMF may not, as a fundamental policy:

     (1) Purchase securities or make investments other than in accordance with its investment objective and policies.

     (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

     (3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (4) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation.

     (5) Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

     (6) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

     (7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

     (8) Concentrate more than 25% of the Fund's net assets in any one industry.

     (9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

     (10) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid. [Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.]

     (11) Invest for the purpose of exercising control or management of another issuer.

     (12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

     (16) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

     (17) Write (sell) put or call options, combinations thereof or similar options except that the Fund may write covered call options on up to 100% of the Fund's net assets and may write secured put options on up to 50% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (18) Invest in commodities or commodity futures contracts although the Fund may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

KHYOF may not, as a fundamental policy:

     (1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

     (3) Borrow money except (i) for leverage purposes, but not for more than 20% of the Fund's total assets, including the amount borrowed, and (ii) as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. The maximum amount that the Fund may borrow is one-third of the value of its assets (including the amount borrowed). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary.

     (4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

     (5) Concentrate more than 25% of the value of its assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (6) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (8) Issue senior securities except as permitted under the Investment Company Act of 1940.

                              KEMPER HORIZON FUND
                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                          KEMPER HORIZON 5+ PORTFOLIO

As a matter of fundamental policy, the Fund may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of its assets would be invested in securities of that issuer. To the extent a Portfolio invests in loan participations, the Portfolio, as a non-fundamental policy, considers both the lender and the borrower to be an issuer of such loan participation.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that it may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not purchase securities or make investments while borrowings are in excess of 5% of its total assets.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or maintain a short position for its account unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

     (8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any one industry. To the extent a Portfolio invests in loan participations, the Portfolio, as a non-fundamental policy, considers both the lender and the borrower to be an issuer of such loan participation.

     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

     (10) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (11) Issue senior securities except as permitted under the Investment Company Act of 1940.

                           KEMPER VALUE SERIES, INC.
                             KEMPER CONTRARIAN FUND
                     KEMPER-DREMAN HIGH RETURN EQUITY FUND
                          KEMPER SMALL CAP VALUE FUND
                            KEMPER SECURITIES TRUST
                      KEMPER SMALL CAP RELATIVE VALUE FUND

A Fund may not, as a fundamental policy:

     (1) Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities collectively ("U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of each Fund's total assets may be invested without regard to these limitations.

     (2) For KCF, KDHRF and KSCVF, borrow money or issue senior securities, except that each Fund may borrow from banks from temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into future contracts and related options as described in the prospectus. Optioned securities are not considered to be pledged for purposes of this limitation.

     (3) For KSCRVF, borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes in amounts not in excess of one-third (1/3) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing or in connection with options and futures contracts.

     (4) Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal activities in the same industry.

     (5) For KCF, KDHRF and KSCVF, invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

     (6) Make loans, except that each Fund may lend securities it owns as described herein and enter into repurchase agreement pursuant to its investment objective and policies.

     (7) Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

     (8) Purchase or sell commodities or commodity contracts, except futures contracts and options thereon as stated in the prospectus, or, for KCF, KDHRF and KSCVF only, invest in oil, gas or mineral exploration or development programs, or in real estate or mortgage loans provided that the Funds may, to the extent appropriate to their investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities.

     (9) Engage in the business of underwriting securities issued by others, except that each Fund may acquire securities which are subject to restrictions on disposition ("restricted securities") within the meaning of the Securities Act of 1933.

                         KEMPER AGGRESSIVE GROWTH FUND
                             KEMPER BLUE CHIP FUND
                               KEMPER GROWTH FUND
                           KEMPER VALUE + GROWTH FUND
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND

KAGGF may not, as a fundamental policy:

     (1) With respect to 50% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Invest more than 25% of its total assets in a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (4) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (5) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (6) Pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings permitted by restriction number 5 above. (The collateral arrangements with respect to options, financial futures, foreign currency transactions and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (7) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (8) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

     (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (12) Issue senior securities except as permitted under the Investment Company Act of 1940.

     (13) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (15) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

     (16) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

     (17) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amounts of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

     (18) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

     (19) Invest more than 10% of its total assets in securities of real estate investment trusts.

KBCF may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (12) Issue senior securities except as permitted under the Investment Company Act of 1940.

     (13) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

     (14) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

     (15) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

     (16) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amounts of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

KGF and the KVGF, each may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

     (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

KSCF may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

     (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

KTEC may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

     (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

KTRF may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

     (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

                               KEMPER PORTFOLIOS
                           KEMPER CASH RESERVES FUND

The Fund may not, as a fundamental policy:

     (1) Purchase securities or make investments other than in accordance with its investment objective and policies.

     (2) Purchase securities of any issuer (other than obligations, of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

     (3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (4) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation.

     (5) Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

     (6) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

     (7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

     (8) Concentrate more than 25% of the Fund's net assets in any one industry; provided, however, that the Fund intends, under normal conditions, to invest more than 25% of its net assets in instruments issued by banks in accordance with its investment objective and policies.

     (9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

     (10) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid. [Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.]

     (11) Invest for the purpose of exercising control or management of another issuer.

     (12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

     (16) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (17)  Engage in put or call option transactions.

     (18) Invest in commodities or commodity futures contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

                            KEMPER ASIAN GROWTH FUND
                               KEMPER EUROPE FUND
                           KEMPER GLOBAL INCOME FUND
                           KEMPER INTERNATIONAL FUND

KAGF may not, as a fundamental policy:

     (1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options and financial futures transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (8) Concentrate 25% or more of the Fund's total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the U.S. Government or its agencies or instrumentalities.

     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts and may enter into foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission or marketable in the United States.

     (11) Issue senior securities except as permitted under the Investment Company Act of 1940.

KEUF may not, as a fundamental policy:

     (1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options and financial futures transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (8) Concentrate 25% or more of the Fund's total assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the U.S. Government or its agencies or instrumentalities.

     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts and may enter into foreign currency transactions; or in real estate, although it may invest insecurities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission or marketable in the United States.

     (11) Issue senior securities except as permitted under the Investment Company Act of 1940.

KGIF may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (9) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (12) Issue senior securities except as permitted under the Investment Company Act of 1940.

KIF may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or any foreign government or their agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer. With respect to 75% of its assets, the Fund will limit its investments in the securities of any one foreign government issuer to 5% of the Fund's total assets.

     (2) Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

     (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the United States or any foreign government or their agencies or instrumentalities.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts and may enter into foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission or marketable in the United States.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

                            KEMPER SECURITIES TRUST
                       KEMPER U.S. GROWTH AND INCOME FUND

The Fund may not, as a fundamental policy:

     (1) Borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time

     (2) Issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by regulatory authority having jurisdiction, from time to time.

     (3) Purchase physical commodities or contracts relating to physical commodities.

     (4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

     (6) Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

     (7) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                     KEMPER NATIONAL TAX FREE INCOME SERIES
                    KEMPER INTERMEDIATE MUNICIPAL BOND FUND
                           KEMPER MUNICIPAL BOND FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                     KEMPER CALIFORNIA TAX-FREE INCOME FUND
                      KEMPER FLORIDA TAX-FREE INCOME FUND
                      KEMPER NEW YORK TAX-FREE INCOME FUND
                        KEMPER OHIO TAX-FREE INCOME FUND

KMBF and KIMBF each may not, as a fundamental policy:

     (1) Make investments other than in accordance with its investment objective and policies.

     (2) With respect to temporary investments, purchase securities (other than securities of the United States Government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the fund.

     (3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (4) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

     (5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credit as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (7) Write, purchase or sell puts, calls or combinations thereof, except in accordance with its investment objective and policies.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

     (9) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (11) Issue senior securities except as permitted under the Investment Company Act of 1940.

KCATF may not, as a fundamental policy:

     (1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or the State of California or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (4) Make loans, except in accordance with its investment objective and policies.

     (5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 10% of the Fund's net assets; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (6) Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

     (7) Write, purchase or sell puts, calls or combinations thereof, except in accordance with its investment objective and policies.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

     (9) Invest in real estate, although it may invest in Municipal Securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (11) Issue senior securities except as permitted under the Investment Company Act of 1940.

KFLTF, KNYTF and KOHTF each may not, as a fundamental policy:

     (1) Make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or of a state or its political subdivisions) if as a result of such purchase 25% or more of its total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

     (4) Borrow money except for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of its net assets to secure borrowings. Reverse repurchase agreements are permitted within the limitations of this paragraph. The Fund will not purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credit as may be necessary for the clearance of transactions; however, it may make margin deposits in connection with financial futures and options transactions.

     (6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the dispositions of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and option on such contracts.

     (9) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Issue senior securities except as permitted under the Investment Company Act of 1940.

     (11) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

                              KEMPER EQUITY TRUST
                     KEMPER-DREMAN FINANCIAL SERVICES FUND

The Fund may not, as a fundamental policy:

     (1) Borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time.

     (2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (3) Purchase physical commodities or contracts relating to physical commodities.

     (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities

     (6) Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

     (7) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the financial services industry.

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                      KEMPER EMERGING MARKETS GROWTH FUND
                      KEMPER EMERGING MARKETS INCOME FUND
                          KEMPER GLOBAL BLUE CHIP FUND
                  KEMPER INTERNATIONAL GROWTH AND INCOME FUND
                           KEMPER LATIN AMERICA FUND

As a matter of fundamental policy, each Fund will not:

     (1) Borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time.

     (2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (3) Purchase physical commodities or contracts relating to physical commodities.

     (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (5) Purchase or sell real estate, which terms does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

     (6) Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

     (7) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           KEMPER TARGET EQUITY FUND
                       KEMPER RETIREMENT FUND -- SERIES I
                      KEMPER RETIREMENT FUND -- SERIES II
                      KEMPER RETIREMENT FUND -- SERIES III
                      KEMPER RETIREMENT FUND -- SERIES IV
                       KEMPER RETIREMENT FUND -- SERIES V
                      KEMPER RETIREMENT FUND -- SERIES VI
                      KEMPER RETIREMENT FUND -- SERIES VII
                           KEMPER WORLDWIDE 2004 FUND

KRF I Fund may not:

     (1) Purchase securities of any issue (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings, permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances).

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call option if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (9) Purchase or retain the securities of any issuer if any of the officer, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (12) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

KRF II Fund may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings, permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances).

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call option if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (9) Purchase or retain the securities of any issuer if any of the officer, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (12) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

KRF III may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings, permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances).

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call option if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (9) Purchase or retain the securities of any issuer if any of the officer, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (12) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

KRF IV may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the fund may buy or sell options on financial futures contracts.

     (9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (12) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

KRF V Fund may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may but or sell options on financial futures contracts.

     (9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (12) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

KRF VI Fund may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the fund may but or sell options on financial futures contracts.

     (9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (12) Investment commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

KRF VII Fund may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (11) Issue senior securities as defined in the Investment Company Act of 1940.

KWF4 Fund may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or any foreign government or their agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer. With respect to 75% of its total assets, the Fund will limit its investments in the securities of any foreign government issuer to 5% of the Fund's total assets.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets, nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (9) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission or marketable in the United States.

     (12) Issue senior securities as defined in the Investment Company Act of 1940.

                                                                      APPENDIX 1

                     KEMPER TRUSTS/CORPORATIONS and Series

                    KEMPER AGGRESSIVE GROWTH FUND ("KAGGF")

                       KEMPER ASIAN GROWTH FUND ("KAGF")

                         KEMPER BLUE CHIP FUND ("KBCF")

                    KEMPER DIVERSIFIED INCOME FUND ("KDIF")

                          KEMPER EQUITY TRUST ("KET")
                Kemper-Dreman Financial Services Fund ("KDFSF")

                          KEMPER EUROPE FUND ("KEUF")

                       KEMPER GLOBAL INCOME FUND ("KGIF")

                          KEMPER GLOBAL/INTERNATIONAL
                             SERIES, INC. ("KGIS")
                 Kemper Emerging Markets Growth Fund ("KEMGF")
                 Kemper Emerging Markets Income Fund ("KEMIF")
                     Kemper Global Blue Chip Fund ("KGBCF")
             Kemper International Growth and Income Fund ("KIGIF")
                       Kemper Latin America Fund ("KLAF")

                           KEMPER GROWTH FUND ("KGF")

                       KEMPER HIGH YIELD SERIES ("KHYS")
                        Kemper High Yield Fund ("KHYF")
                  Kemper High Yield Opportunity Fund ("KHYOF")

                          KEMPER HORIZON FUND ("KHF")
                     Kemper Horizon 20+ Portfolio ("KH20P")
                     Kemper Horizon 10+ Portfolio ("KH10P")
                      Kemper Horizon 5 Portfolio ("KH5P")

                           KEMPER INCOME AND CAPITAL
                          PRESERVATION FUND ("KICPF")

                       KEMPER INTERNATIONAL FUND ("KIF")

                            KEMPER NATIONAL TAX FREE
                            INCOME SERIES ("KNTIS")
               Kemper Intermediate Municipal Bond Fund ("KIMBF")
                      Kemper Municipal Bond Fund ("KMBF")

                            KEMPER PORTFOLIOS ("KP")
                       Kemper Cash Reserves Fund ("KCRF")
                      Kemper U.S. Mortgage Fund ("KUSMF")

                        KEMPER SECURITIES TRUST ("KST")
                 Kemper U.S. Growth and Income Fund ("KUSGIF")
                Kemper Small Cap Relative Value Fund ("KSCRVF")

                          KEMPER SMALL CAPITALIZATION
                              EQUITY FUND ("KSCF")

                             KEMPER STATE TAX-FREE
                            INCOME SERIES ("KSTIS")
                Kemper California Tax-Free Income Fund ("KCATF")
                 Kemper Florida Tax-Free Income Fund ("KFLTF")
                 Kemper New York Tax-Free Income Fund ("KNYTF")
                   Kemper Ohio Tax-Free Income Fund ("KOHTF")

                       KEMPER TARGET EQUITY FUND ("KTEF")
                  Kemper Retirement Fund -- Series I ("KRF I")
                 Kemper Retirement Fund -- Series II ("KRF II")
                Kemper Retirement Fund -- Series III ("KRF III")
                 Kemper Retirement Fund -- Series IV ("KRF IV")
                  Kemper Retirement Fund -- Series V ("KRF V")
                 Kemper Retirement Fund -- Series VI ("KRF VI")
                Kemper Retirement Fund -- Series VII ("KRF VII")
                      Kemper Worldwide 2004 Fund ("KWF4")

                        KEMPER TECHNOLOGY FUND ("KTEC")

                       KEMPER TOTAL RETURN FUND ("KTRF")

                             KEMPER U.S. GOVERNMENT
                            SECURITIES FUND ("KGSF")

                       KEMPER VALUE+GROWTH FUND ("KVGF")

                       KEMPER VALUE SERIES, INC. ("KVS")
                         Kemper Contrarian Fund ("KCF")
                Kemper-Dreman High Return Equity Fund ("KDHRF")
                     Kemper Small Cap Value Fund ("KSCVF")

                                                                      APPENDIX 2

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                                           NUMBER OF SHARES
                                                              OUTSTANDING
                         FUND                             AS OF JUNE 30, 1998
                         ----                             -------------------
Kemper Aggressive Growth Fund                                 2,671,540.63
Kemper Asian Growth Fund                                      1,344,084.82
Kemper Blue Chip Fund                                        33,856,149.23
Kemper California Tax-Free Income Fund                      133,474,603.86
Kemper Cash Reserves Fund                                    73,317,872.15
Kemper Contrarian Fund                                       10,989,617.13
Kemper Diversified Income Fund                              151,187,977.11
Kemper Emerging Markets Growth Fund                            136,881.434
Kemper Emerging Markets Income Fund                            609,188.728
Kemper Europe Fund                                            3,273,007.17
Kemper Florida Tax-Free Income Fund                          10,029,302.04
Kemper Global Blue Chip Fund                                   655,209.051
Kemper Global Income Fund                                    10,150,394.54
Kemper Growth Fund                                          197,177,727.45
Kemper High Yield Fund                                      661,537,807.63
Kemper High Yield Opportunity Fund                            2,429,192.17
Kemper Horizon 10+ Portfolio                                  8,634,179.22
Kemper Horizon 20+ Portfolio                                  7,953,458.72
Kemper Horizon 5 Portfolio                                    4,717,196.13
Kemper Income and Capital Preservation Fund                  76,430,642.91
Kemper Intermediate Municipal Bond Fund                       2,296,881.76
Kemper International Fund                                    51,224,178.28
Kemper International Growth & Income Fund                      236,799.972
Kemper Latin America Fund                                      174,353.718
Kemper Municipal Bond Fund                                  302,140,272.71
Kemper New York Tax-Free Income Fund                         25,532,439.84
Kemper Ohio Tax-Free Income Fund                              4,135,843.59
Kemper Retirement Fund Series I                               9,979,164.52
Kemper Retirement Fund Series II                             12,903,472.30
Kemper Retirement Fund Series III                            11,346,741.18
Kemper Retirement Fund Series IV                             11,808,353.63
Kemper Retirement Fund Series V                              12,530,768.83

                                                           NUMBER OF SHARES
                                                              OUTSTANDING
                         FUND                             AS OF JUNE 30, 1998
                         ----                             -------------------
Kemper Retirement Fund Series VI                             6,321,422.386
Kemper Retirement Fund Series VII                            24,583,385.14
Kemper Small Capitalization Equity Fund                     146,817,729.17
Kemper Small Cap Relative Value Fund                             90,037.67
Kemper Small Cap Value Fund                                  56,727,064.94
Kemper Technology Fund                                      108,388,452.66
Kemper Total Return Fund                                    319,635,573.90
Kemper U.S. Government Securities Fund                      385,056,726.69
Kemper U.S. Growth & Income Fund                             1,309,693.177
Kemper U.S. Mortgage Fund                                   314,907,460.36
Kemper Value + Growth Fund                                    8,673,570.08
Kemper Worldwide 2004 Fund                                    2,852,584.52
Kemper-Dreman Financial Services Fund                        19,372,714.24
Kemper-Dreman High Return Equity Fund                       133,979,596.17

                                                                      APPENDIX 3

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     As of June 30, 1998, 87,277 shares in the aggregate, 11.70% of the outstanding shares of KAGF (A Shares) were held in the name of NFSC FEBO # 179-821748, FMT CO CUST IRA, FBO Burdett W. Helenius, 15990 Algoma Avenue Cedar Springs, MI 49319, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 60,243 shares in the aggregate, 8.07% of the outstanding shares of KAGF (A Shares) were held in the name of National City Bank of PA, Trustee, Mckeesport Healthcare Pension Trust U/A 02/08/1984, Attn.:
Trust Mutual Funds, PO Box 94984, Cleveland, OH 44101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 79,512 shares in the aggregate, 14.63% of the outstanding shares of KAGF (B Shares) were held in the name of NFSC FEBO # 179-821748, FMT CO Custodian IRA, FBO Burdett W. Helenius, 15990 Algoma Avenue, Cedar Springs, MI 49319, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 5,774 shares in the aggregate, 10.44% of the outstanding shares of KAGF (C Shares) were held in the name of A.G. Edwards & Sons Inc. Custodian, FBO Julie M. Cobb IRA R/O, 5104 Chicago Street, Omaha, NE 68132, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,598 shares in the aggregate, 6.50% of the outstanding shares of KAGF (C Shares) were held in the name of Coldstream Capital LLC P/S, P. Rader/R R Reinfrank, Trustees, FBO Stephen Rader, 865 S. Figueroa Street, Suite 700, Los Angeles, CA 90017, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 85,649 shares in the aggregate, 5.66% of the outstanding shares of KAGGF (A Shares) were held in the name of NFSC FEBO # A8H-626155, Ake N Nystrom, 1016 Rue Grande Vue, Pittsburgh, PA 15220, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 71,507 shares in the aggregate, 7.26% of the outstanding shares of KAGGF (B Shares) were held in the name of NFSC FEBO # 0EA-285072, George H. Pearce, Iride Pearce, 42 Mechanic Street, Danielson, CT 06239, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 51,534 shares in the aggregate, 5.23% of the outstanding shares of KAGGF (B Shares) were held in the name of Donaldson Lufkin

Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 8,630 shares in the aggregate, 5.08% of the outstanding shares of KAGGF (C Shares) were held in the name of NFSC FEBO # APX-151564, Rainbow Ponds Inc., 2904 Hwy. 8 West, Cleveland, MS 38732, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 544,503 shares in the aggregate, 5.53% of the outstanding shares KBCF (B Shares) were held in the name of NFSC FBO # 139-301639, FMT Co. Custodian, IRA Rollover, FBO Paul W. Grabow, 137 Ball Road, Mountain Lake, NJ 07046, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment manager Acts as investment adviser owned 31,528 shares in the aggregate, 8.03% of the outstanding shares of KBCF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment manager Acts as investment adviser owned 297,068 shares in the aggregate, 75.66% of the outstanding shares of KBCF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 8,800,401 shares in the aggregate, 6.82% of the outstanding shares of KCATF (A Shares) were held in the name of Smith Barney Inc., 00154613168, 388 Greenwich Street, New York, NY 10013, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 575,562 shares in the aggregate, 12.76% of the outstanding shares of KCATF (B Shares) were held in the name of Josef Dittrich & Maria Dittrich, Trustee, FBO Dittrich Family Trust, U/A 11/03/1998, 11373 Tortuga Street, Cypress, CA 90630, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 338,780 shares in the aggregate, 7.51% of the outstanding shares of KCATF (B Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 267,029 shares in the aggregate, 5.92% of the outstanding shares of KCATF (B Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund

Administration # 97D69, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 53,562 shares in the aggregate, 6.67% of the outstanding shares of KCATF (C Shares) were held in the name of Helena G. Hale, Trustee, FBO Helena Hale Living Trust, U/A 11/13/1997, 803 Paseo Alicante, Santa Barbara, CA 93103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 61,513 shares in the aggregate, 7.66% of the outstanding shares of KCATF (C Shares) were held in the name of Marilyn L. Ginsburg-Kindler, Trustee, FBO Marilyn L. Ginsburg, Kindler Trust U/A 11/13/1997, 427 Beirut Avenue, Pacific Plsds, CA 90272, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 45,187 shares in the aggregate, 5.62% of the outstanding shares of KCATF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration # 97D72, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 44,532 shares in the aggregate, 5.54% of the outstanding shares of KCATF (C Shares) were held in the name of Patricia Elliott Apstein & Theodore Apstein, Trustee, FBO Apstein Family Trust, U/A 02/21/1989, 1000 N. Norman Place, Los Angeles, CA 90049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 4,699,434 shares in the aggregate, 5.10% of the outstanding shares of KCRF (A Shares) were held in the name of NFSC FEBO # OR1-004359, Home Savings of America, Trustee, Tracy Shimura, 9144 Burnet Avenue, #33, Sepulveda, CA 91343, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 6,838,077 shares in the aggregate, 7.42% of the outstanding shares of KCRF (A Shares) were held in the name of CIBC Oppenheimer Corp., FBO 320-18212-16, PO Box 3484, Church Street Station, New York, NY 10008, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,082,360 shares in the aggregate, 7.16% of the outstanding shares of KCRF (C Shares) were held in the name of NFSC FEBO # OSN-997943, Lyle Betsch, Virginia Bertsch, 2164 Falcon Ridge, Highlands, NC 28741, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 4,381,918 shares in the aggregate, 8.86% of the outstanding shares of KDIF (B Shares) were held in the name of NFSC FEBO # OGX-939595, NFSC/FMTC IRA, FBO Sherman B Kerbel, 3006 O'Hara Place, Olney, MD 20832, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,007,403 shares in the aggregate, 6.08% of the outstanding shares of KDIF (B Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 475,596 shares in the aggregate, 10.91% of the outstanding shares of KDIF (C Shares) were held in the name of NFSC FEBO # APW-891444, Mary M Villageomez, 218 Tubing Road, Broussard, LA 70518, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 271,609 shares in the aggregate, 6.23% of the outstanding shares of KDIF (C Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 938,478 shares in the aggregate, 21.53% of the outstanding shares of KDIF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration (97D56), 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 136,415 shares in the aggregate, 8.08% of the outstanding shares of KEUF (A Shares) were held in the name of NFSC FEBO # BRD-015881, Stephen J. Shive, Flora A. Shive, 921 Wiseburg Road, White Hall, MD 21161, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 91,824 shares in the aggregate, 5.44% of the outstanding shares of KEUF (A Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 93,800 shares in the aggregate, 5.55% of the outstanding shares of KEUF (A Shares) were held in the name of Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 125,322 shares in the aggregate, 9.01% of the outstanding shares of KEUF (B Shares) were held in the name of NFSC FEBO # BRD-015881, Stephen J. Shive, Flora A. Shive, 921 Wiseburg Road, White Hall, MD 21161, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 13,204 shares in the aggregate, 9.10% of the outstanding shares of KEUF (C Shares) were held in the name of NFSC FEBO # APX-726710, NFSC/FMTC IRA Rollover, FBO Carole Sue Crenshaw, 1604 Cherokee Place, Bartlesville, OK 74003, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 9,271 shares in the aggregate, 6.39% of the outstanding shares of KEUF (C Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corp Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 15,413 shares in the aggregate, 10.62% of the outstanding shares of KEUF (C Shares) were held in the name of Sterling Trust Company Custodian, FBO Sandra J. Sundeen IRA, #K00731, PO Box 2526, Waco, TX 76702, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 759,046 shares in the aggregate, 8.09% of the outstanding shares of KFLTF (A Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn.: Fund Administration 977L9, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 68,870 shares in the aggregate, 11.85% of the outstanding shares of KFLTF (B Shares) were held in the name of NFSC FBO # OK7-007390, Lola F. Benson, 2846 SE Evergreen Avenue, Stuart, FL 34997, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 59,958 shares in the aggregate, 10.31% of the outstanding shares of KFLTF (B Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 101,823 shares in the aggregate, 17.52% of the outstanding shares of KFLTF (B Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn.: Fund Administration #97D73, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 29,233 shares in the aggregate, 5.03% of the outstanding shares of KFLTF (B Shares) were held in the name of Albert J. Thompson & Fern L. Thompson JT WROS, 526 Pendleton Drive, Venice, FL 34292, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 7,571 shares in the aggregate, 11.21% of the outstanding shares of KFLTF (C Shares) were held in the name of NFSC FEBO #BR5-453765, David I. Pinkham, Mary E. Pinkham, 10930 102nd Avenue North, Seminole, FL 33778, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,874 shares in the aggregate, 5.73% of the outstanding shares of KFLTF (C Shares) were held in the name of Wexford Clearing Services Corp. FBO Marilyn Milbauer, Milton Milbauer, Co-Trustees, The Marilyn Milbauer Trust, U/A DTD 11/30/93, Lake Worth, FL 33467, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 15,011 shares in the aggregate, 22.22% of the outstanding shares of KFLTF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn.: Fund Administration #97D74, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 6,122 shares in the aggregate, 9.06% of the outstanding shares of KFLTF (C Shares) were held in the name of Susan H. Wallace, 260 Rafael Boulevard NE, St. Petersburg, FL 33704, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 27,349 shares in the aggregate, 40.49% of the outstanding shares of KFLTF (C Shares) were held in the name of Southwest Securities Inc. FBO, Patricia G. Kaighin, Box 509002, Dallas, TX 75250, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 119,492 shares in the aggregate, 7.28% of the outstanding shares of KGF (C Shares) were held in the name of J.C. Bradford & Co. Custodian FBO, RCIP Limited Partners I, 330 Commerce Street, Nashville, TN 37201, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment manager Acts as investment adviser owned 1,213,812 shares in the aggregate, 67.85% of the outstanding shares of KGF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 104,749 shares in the aggregate, 5.85% of the outstanding shares of KGF (I Shares) were held in the name of ZKI INC. Non-Qua DEF C, Lasalle National Bank, Trustee, 222 S Riverside Plaza, 24th Floor, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 504,896 shares in the aggregate, 6.15% of the outstanding shares of KGIF (A Shares) were held in the name of NFSC FBO #AC3-002321, NFSC/FMTC, FBO Roger T. Odegaard IRA, RR I Box 69, Crookston, MN 67160, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 129,701 shares in the aggregate, 7.28% of the outstanding shares of KGIF (B Shares) were held in the name of NFSC FEBO #OC8-354236, Irene Simpson, Trustee, Irene B. Simpson Revoc Trust, U/A 11-20-91, 20 Hillsdale Street, Auburn, ME 04210, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 89,551 shares in the aggregate, 5.03% of the outstanding shares of KGIF (B Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 237,511 shares in the aggregate, 13.34% of the outstanding shares of KGIF (B Shares) were held in the name of Everen Clearing Corp. Custodian, FBO Jack Ely Westin IRA, A/C 8285-1309, 513 Oak Mont Place, Melbourne, FL 32940, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 18,349 shares in the aggregate, 11.01% of the outstanding shares of KGIF (C Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 45,610 shares in the aggregate, 27.37% of the outstanding shares of KGIF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration (97D79), 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 14,714 shares in the aggregate, 8.83% of the outstanding shares of KGIF (C Shares) were held in the name of WLN, Attn. Mary Schroeder, PO Box 3888, Lacey, WA 98509, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 778,700 shares in the aggregate, 8.00% of the outstanding shares of KGSF (B Shares) were held in the name of NFSC FEBO #OR1-294403, Home Savings of America, Trustee, IRA of David V. White, 815 E 6th Street, Ontario, CA 91764, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 539,944 shares in the aggregate, 5.55% of the outstanding shares of KGSF (B Shares) were held in the name of BHC Securities Inc., FAO 25080444, Attn. Mutual Funds Dept., One Commerce Square, 2005 Market Street Suite 1200, Philadelphia, PA 19103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 80,806 shares in the aggregate, 5.39% of the outstanding shares of KGSF (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 199,974 shares in the aggregate, 13.35% of the outstanding shares of KGSF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration (97D94), 4800 Deer Lake Drive, East 2nd FL, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 281,359 shares in the aggregate, 48.65% of the outstanding shares of KGSF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 237,900 shares in the aggregate, 6.42% of the outstanding shares of KH20P (B Shares) were held in the name of NFSC FBO #E3N-002658, NFSC/FMTC IRA, FBO Robert Montgomery, 1220 Cottonwood Street, Grand Forks, ND 58201, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 75,034 shares in the aggregate, 98.58% of the outstanding shares of KH20P (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 634,617 shares in the aggregate, 14.21% of the outstanding shares of KH10P (A Shares) were held in the name of Prudential Trust, FBO Its Defined Contribution Plan Customers, 30 Scranton Office Park, Scranton, PA 18507, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 349,459 shares in the aggregate, 10.63% of the outstanding shares of KH10P (B Shares) were held in the name of NFSC FBO #APW-732176, NFSC/FMTC IRA Rollover, FBO Richard L. Johnson, 935 Trentle Court, Charlotte, NC 28211, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 14,669 shares in the aggregate, 50.06% of the outstanding shares of KH10P (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,240 shares in the aggregate, 11.06% of the outstanding shares of KH10P (I Shares) were held in the name of ZKDI Inc. Non-QUA DEF C, Lasalle National Bank, Trustee, 222 S. Riverside Plaza 24th Floor, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 11,182 shares in the aggregate, 38.16% of the outstanding shares of KH10P (I Shares) were held in the name of ZKI Inc. Non-QUA DEF C, Lasalle National Bank, Trustee, 222 S. Riverside Plaza 24th Floor, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 108,983 shares in the aggregate, 5.20% of the outstanding shares of KH5P (A Shares) were held in the name of NFSC FEBO #AC7-015628, Mildred L Burrack, Dixie Ghormley, Box 206 Feulner Street, Strawberry Point, IA 52076, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 152,589 shares in the aggregate, 7.41% of the outstanding shares of KH5P (B Shares) were held in the name of NFSC FEBO #A7L-685631, Gregg A. Albritton Custodian, Blake T. Albritton UTMA IL, 2519 Reduck Court, Decatur, IL 62521, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 26,564 shares in the aggregate, 6.08% of the outstanding shares of KH5P (C Shares) were held in the name of Investors Fiduciary Trust Co-Trust, IRA R/O Micaela Delgado, 720 President St, Brooklyn, NY 11215, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 32,419 shares in the aggregate, 7.42% of the outstanding shares of KH5P (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corp Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 29,044 shares in the aggregate, 6.65% of the outstanding shares of KH5P (C Shares) were held in the name of Rogers Petroleum Company, 8511 141st Street CT W, Saint Paul, MN 55124, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 13,949 shares in the aggregate, 75.26% of the outstanding shares of KH5P (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 4,577 shares in the aggregate, 24.70% of the outstanding shares of KH5P (I Shares) were held in the name of ZKI Inc. Non-QUA DEF C, Lasalle National Bank, Trustee, 222 S. Riverside Plaza 24th Floor, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 10,164,062 shares in the aggregate, 5.62% of the outstanding shares of KHYF (B Shares) were held in the name of NFSC FEBO #ATL-216798, Mark F. Forward, 6140 Oram Street, Dallas, TX 75214, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,380,946 shares in the aggregate, 5.93% of the outstanding shares of KHYF (C Shares) were held in the name of NFSC FEBO #E49-005550, Susan A. Walters, 201 North Squirrel Road, Apt 309, Auburn Hills, MI 48326, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,232,092 shares in the aggregate, 5.29% of the outstanding shares of KHYF (C Shares) were held in the name of Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,307,171 shares in the aggregate, 9.92% of the outstanding shares of KHYF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration #97D59, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,584,828 shares in the aggregate, 57.30% of the outstanding shares of KHYF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 259,956 shares in the aggregate, 9.40% of the outstanding shares of KHYF (I Shares) were held in the name of Patterson & Co., PNB Personal Trust Acctg., PO Box 7829, Philadelphia, PA 19101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 145,469 shares in the aggregate, 5.26% of the outstanding shares of KHYF (I Shares) were held in the name of State Street Bank and Trust Co., NA Agent for the Salvation Army, A CA Corp. High Yield Fund #FA2011, 101 California Street, Suite 1175, San Francisco, CA 94111, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 81,397 shares in the aggregate, 7.07% of the outstanding shares of KHYOF (A Shares) were held in the name of NFSC FEBO #AK3-347175, Kenneth R. Snowe, Ingrid Snowe, c/o Hearthstone Fin Pln., 36 Bartholf Avenue, Pompton Lakes, NJ 07442, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 224,470 shares in the aggregate, 21.02% of the outstanding shares of KHYOF (B Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 23,717 shares in the aggregate, 10.92% of the outstanding shares of KHYOF (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 16,613 shares in the aggregate, 7.65% of the outstanding shares of KHYOF (C Shares) were held in the name of Prudential Securities Inc. FBO, Mr. Franklin O Bell, IRA Rollover DTD 09/16/96, 889 Summit Pointe, Lewisville, TX 75077, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 16,575,703 shares in the aggregate, 26.19% of the outstanding shares of KICPF (A Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith Custodian, FBO Helga Berger IRA, Attn.: Broker Transfer, 9601 S. Meridian Blvd., 3rd Floor, Englewood, CO 80112, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 692,617 shares in the aggregate, 6.40% of the outstanding shares of KICPF (B Shares) were held in the name of NFSC FBO #E47-001465, NFSC/FMTC IRA, FBO Joann Flaherty, 15018 Parkside

Avenue, Oak Forest, IL 60452,who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 570,242 hares in the aggregate, 5.27% of the outstanding shares of KICPF (B Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corp., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 573,814 shares in the aggregate, 5.30% of the outstanding shares of KICPF (B Shares) were held in the name of Merrill Lynch, Pierce, Fenner and S Rennay L Fields, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 645,943 shares in the aggregate, 5.96% of the outstanding shares of KICPF (B Shares) were held in the name of BHC Securities, Inc., FAO 73345883, Attn.: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 446,481 shares in the aggregate, 28.69% of the outstanding shares of KICPF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn.: Fund Administration (97D78), 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 119,789 shares in the aggregate, 7.69% of the outstanding shares of KICPF (C Shares) were held in the name of Paul K. Christoff, Trustee, Lindsay Concrete Prod Inc. PSP, DTD 10-1-89, Paul K. Christoff, Attorney, PO Box 578, Canal Fulton, OH 44614, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as Investment Adviser owned 507,485 shares in the aggregate, 68.76% of the outstanding shares of KICPF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 94,955 shares in the aggregate, 5.34% of the outstanding shares of KIF (C Shares) were held in the name of NFSC FEBO #APO-961493, NFSC/FMTC IRA, FBO Paul L Beach, 4021 Silverlake Road, Bartlesville, OK 74006, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 120,189 shares in the aggregate, 6.76% of the outstanding shares of KIF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration (97D80), 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 975,478 shares in the aggregate, 69.77% of the outstanding shares of KIF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 85,781 shares in the aggregate, 5.01% of the outstanding shares of KIMBF (A Shares) were held in the name of NFSC FEBO #OKG-002402, William H. Twaddell, Trustee, William H. Twaddell, American Embassy -- Lagos, Department of State, Washington, DC 20521, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 92,090 shares in the aggregate, 5.38% of the outstanding shares of KIMBF (A Shares) were held in the name of ABN-AMRO Incorporated, 392-00164-11, Attn. Mutual Fund Operations, PO Box 6108, Chicago, IL 60680, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 106,050 shares in the aggregate, 6.20% of the outstanding shares of KIMBF (A Shares) were held in the name of GK Management, 15700 Lathrop Avenue, Harvey, IL 60426, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 143,513 shares in the aggregate, 8.39% of the outstanding shares of KIMBF (A Shares) were held in the name of Woodstock A Partnership, c/o Wood County Trust Co., PO Box 800, Wisconsin Rapids, WI 54495, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 120,655 shares in the aggregate, 7.05% of the outstanding shares of KIMBF (A Shares) were held in the name of Brian L. Johnson & Joan M. Johnson JTWROS, PO Box 400, Spooner, WI 54801, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 29,406 shares in the aggregate, 5.66% of the outstanding shares of KIMBF (B Shares) were held in the name of NFSC FBO #APX-257117, Stan W. Daniel, 4198 Yatesville Highway., Thomaston, GA 30286, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 26,891 shares in the aggregate, 5.18% of the outstanding shares of KIMBF (B Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 32,647 shares in the aggregate, 6.29% of the outstanding shares of KIMBF (B Shares) were held in the name of Citicorp Securities Services, I, 303-35713-28, 111 Wall Street, 11th Floor, New York, NY 10005, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 35,158 shares in the aggregate, 6.77% of the outstanding shares of KIMBF (B Shares) were held in the name of Ronald Rach & Marilyn Rach JTWROS, 2704 Old Woods Trail, Plainfield, IL 60544, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 30,722 shares in the aggregate, 5.92% of the outstanding shares of KIMBF (B Shares) were held in the name of Donna Lee Carkeet & Gary Dee Mall, Trustee, Mall Family 1993 Trust, U/A DTD 9/24/1993, 25000 Eastin Road, Newman, CA 95360, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 88,404 shares in the aggregate, 17.04% of the outstanding shares of KIMBF (B Shares) were held in the name of Painewebber for the Benefit of Granada Insurance Company, 3911 SW 67th Avenue, Miami, FL 33155, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 8,395 shares in the aggregate, 13.64% of the outstanding shares of KIMBF (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 7,911 shares in the aggregate, 12.86% of the outstanding shares of KIMBF (C Shares) were held in the name of Orsolina Gigante, 232 Thayer Street, River Vale, NJ 07675, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 11,629 shares in the aggregate, 18.90% of the outstanding shares of KIMBF (C Shares) were held in the name of Michael K. Yannotta, 504 Donner Pass Apt B, Saint Peters, MO 63376, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 7,911 shares in the aggregate, 12.86% of the outstanding shares of KIMBF (C Shares) were held in the name of Anthony B. Gigante, 232 Thayer Street, River Vale, NJ 07675, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 3,853 shares in the aggregate, 6.26% of the outstanding shares of KIMBF (C Shares) were held in the name of Painewebber for the Benefit of G. Richard Matteucci and Linda R. Matteucci JTWROS, 4348 Prospect, Western Springs, IL 60558, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 3,158 shares in the aggregate, 5.13% of the outstanding shares of KIMBF (C Shares) were held in the name of Charlene Michel, 23560 Western Avenue, Park Forest, IL 60466, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 3,195 shares in the aggregate, 5.19% of the outstanding shares of KIMBF (C Shares) were held in the name of Willam Denaer, Trustee, FBO William Denaer Living Trust, U/A 07/18/1995, 11202 Mandel CT, Westchester IL, 60154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 634,279 shares in the aggregate, 9.31% of the outstanding shares of KMBF (B Shares) were held in the name of NFSC FEBO #AA6-043079, Rosemary W Potter, Michael Potter, 1762 Autumn Avenue, Memphis, TN 38112, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 57,221 shares in the aggregate, 7.20% of the outstanding shares of KMBF (C Shares) were held in the name of NFSC FEBO #BK5-454206, Joseph P. Checrallah Jr., Maria L. Checrallah, 3 Forest View Drive, Hope, RI 02831, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 41,371 shares in the aggregate, 5.21% of the outstanding shares of KMBF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of Its Customers, Attn.: Fund Administration (97D83), 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 39,763 shares in the aggregate, 5.00% of the outstanding shares of KMBF (C Shares) were held in the name of Donald Isherwood & Lynn Isherwood JTWROS, 5324 Birch Road, Plover, WI 54467, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 9,372 shares in the aggregate, 99.88% of the outstanding shares of KMBF (I Shares) were held in the name of Salvation Army Federal Tax-Free Trust Pool, One International Place, Boston, MA 02110, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,631,398 shares in the aggregate, 10.91% of the outstanding shares of KNYTF (A Shares) were held in the name of ABN AMRO Incorporated, 040-02860-19, Attn.: Mutual Fund Operations, PO Box 6108,

Chicago, IL 60680, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 338,057 shares in the aggregate, 31.22% of the outstanding shares of KNYTF (B Shares) were held in the name of NFSC FEBO #AAD-745286, Lorna Reiss, 53 Leibrock Avenue, Lindenhurst, NY 11757, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 37,350 shares in the aggregate, 12.84% of the outstanding shares of KNYTF (C Shares) were held in the name of NFSC FEBO #APW-938475, Augustino Biondi & Luciana Biondi JT TEN, 672 Byron Avenue, Franklin Square, NY 11010, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 61,797 shares in the aggregate, 21.24% of the outstanding shares of KNYTF (C Shares) were held in the name of Painewebber for the Benefit of Mrs. Diana Riklis, 1020 Park Avenue, New York, NY 10028, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 28,475 shares in the aggregate, 9.78% of the outstanding shares of KNYTF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn.: Fund Administration (97D86), 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 439,915 shares in the aggregate, 14.58% of the outstanding shares of KOHTF (A Shares) were held in the name of NFSC FEBO #ASX-056944, Nancy C. Young, 2683 Leighton Road, Cleveland, OH 44120, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 198,145 shares in the aggregate, 6.56% of the outstanding shares of KOHTF (A Shares) were held in the name of John M. Wilson & Patricia W. Wilson,Trustee, FBO John M & Patricia Wilson Trust U/A, 07/02/1994, PO Box 386, Aurora, OH 44202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 179,869 shares in the aggregate, 5.96% of the outstanding shares of KOHTF (A Shares) were held in the name of Everen Clearing Corp., A/C 1509-4570, Patricia Mortley Bichsel, 111 East Kilborun Avenue, Milwaukee, WI 53202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 130,765 shares in the aggregate, 12.67% of the outstanding shares of KOHTF (B Shares) were held in the name of NFSC FEBO #ASX-038474, Leonard E. Drake & Ganelda E. Drake JT TEN, 2640 Oatis

Avenue, #3, Toledo, OH 43606, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 51,862 shares in the aggregate, 5.02% of the outstanding shares of KOHTF (B Shares) were held in the name of Smith Barney Inc., 00122421179, 388 Greenwich Street, New York, NY 10013, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 437,707 shares in the aggregate, 42.42% of the outstanding shares of KOHTF (B Shares) were held in the name of BHC Securities Inc., FAO 25043183, Attn. Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 5,657 shares in the aggregate, 6.41% of the outstanding shares of KOHTF (C Shares) were held in the name of Linda S. Deryck GDN, for Shirley Y. De Ryck, c/o Stow-Glenn, 4285 Kent Road, Room 241, Stow, OH 44224, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 14,532 shares in the aggregate, 16.48% of the outstanding shares of KOHTF (C Shares) were held in the name of Peter C. McHowell, 15289 Russell Road, Chagrin Falls, OH 44022, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 12,547 shares in the aggregate, 14.23% of the outstanding shares of KOHTF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the sole Benefit of its Customers, Attn. Fund Administration (97D88), 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 12,803 shares in the aggregate, 14.52% of the outstanding shares of KOHTF (C Shares) were held in the name of Denise L. Glass, 1244 4th Street, NW, New Phila, OH 44663, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 5,642 shares in the aggregate, 6.40% of the outstanding shares of KOHTF (C Shares) were held in the name of Jay M. Simpson & Valerie Stocklin JTWROS, 7825 N. Dixie Suite A, Dayton, OH 45414, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 6,515 shares in the aggregate, 7.39% of the outstanding shares of KOHTF (C Shares) were held in the name of Marjorie M. Freytag, 02233 Street, Rt. 362, Minster, OH 45865, who may be deemed to be the beneficial owner of certain of these shares.

     As of June 30, 1998, 6,192 shares in the aggregate, 7.02% of the outstanding shares of KOHTF (C Shares) were held in the name of Glass Properties, c/o Thomas Glass, 1244 4th Street, NW, New Phila, OH 44663, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 601,751 shares in the aggregate, 6.03% of the outstanding shares of KRF I (A Shares) were held in the name of Donaldson Lufkin & Jenrette SEC, Mutual Fds Dept 5th Floor, PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 516,394 shares in the aggregate, 5.17% of the outstanding shares of KRF I (A Shares) were held in the name of Everen Clearing Corp Custodian, FBO Clarke E Mc Dermed Sep IRA, A/C 5351-3402, 601 So Barnett Street, Anaheim, CA 92805, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 646,904 shares in the aggregate, 5.70% of the outstanding shares of KRF III (A Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 683,288 shares in the aggregate, 5.78% of the outstanding shares of KRF IV (A Shares) were held in the name of NFSC FBO #AA6-014710, NFSC/FMTC IRA, FBO Ricky Lee Mayes, 1307 E. Emory Road, Knoxville, TN 37938, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 867,548 shares in the aggregate, 7.34% of the outstanding shares of KRF IV (A Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,023,352 shares in the aggregate, 8.16% of the outstanding shares of KRF V (A Shares) were held in the name of NFSC FEBO #A89-463400, Dime Savings Bank Custodian, IRA of Mitchell J. Darer, 28 Lawrence Place, Chestnut Ridge, NY 10977, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 682,152 shares in the aggregate, 5.44% of the outstanding shares of KRF V (A Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation, PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 885,818 shares in the aggregate, 14.01% of the outstanding shares of KRF VI were held in the name of NFSC FEBO #E5D-00523, Jane
A. Dodge Custodian Anne Judith Dodge, c/o Singapore Amer School H S, 40 Woodlands Street 41, Dakota 738547, Singapore, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 326,060 shares in the aggregate, 5.15% of the outstanding shares of KRF VI were held in the name of Donaldson Lufkin Jenrette, PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 228,263 shares in the aggregate, 10.07% of the outstanding shares of KRF VII were held in the name of NFSC FEBO #OHE-889237, NFSC/FMTC IRA, FBO Mary Lou Markley,1515 Attleboro Ave., Springfield, OH 45503, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 122,755 shares in the aggregate, 5.41% of the outstanding shares of KRF VII were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 267,015 shares in the aggregate, 11.78% of the outstanding shares of KRF VII were held in the name of BHC Securities, Inc., FAO 62471137, Attn: Mutual Funds Dept, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 335,568 shares in the aggregate, 11.08% of the outstanding shares of KSCF (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 931,647 shares in the aggregate, 30.76% of the outstanding shares of KSCF (C Shares) were held in the name of J.C. Bradford & Co. Custodian FBO, Bobby Hopper, 330 Commerce Street, Nashville, TN 37201, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,742,834 shares in the aggregate, 71.05% of the outstanding shares of KSCF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 816,230 shares in the aggregate, 7.80% of the outstanding shares of KSIGF (B Shares) were held in the name of National Financial Svcs Corp., C/F Radha Kudchadker IRA, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 183,845 shares in the aggregate, 28.02% of the outstanding shares of KSIGF (C Shares) were held in the name of NFSC FEBO #910-110486, Mutual Funds (Non Fidelity), Dividend Redemption Account, 4th Floor, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 41,066 shares in the aggregate, 6.25% of the outstanding shares of KSIGF (C Shares) were held in the name of Painewebber for the Benefit of Painewebber CDN FBO, David P. Otto, PO Box 3321, Weehawken, NJ 07087, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 196,623 shares in the aggregate, 10.43% of the outstanding shares of KTEC (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 501,827 shares in the aggregate, 26.62% of the outstanding shares of KTEC (C Shares) were held in the name of J.C. Bradford & Co. Custodian FBO, Dwaine R Falls, 330 Commerce Street, Nashville, TN 37201, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,124,314 shares in the aggregate, 70.13% of the outstanding shares of KTEC (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 117,731 shares in the aggregate, 5.19% of the outstanding shares of KTRF (C Shares) were held in the name of BT Alex Brown Incorporated, FBO 711-03219-11, PO Box 1346, Baltimore, MD 21203, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 751,413 shares in the aggregate, 64.55% of the outstanding shares of KTRF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,286,050 shares in the aggregate, 5.37% of the outstanding shares of KUSMF (B Shares) were held in the name of Merrill Lynch Pierce Fenner Custodian, FBO Millicent S. Kincaid IRA, 4800 Deer Lake Drive East, Jacksonville, FL 32246,who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 93,354 shares in the aggregate, 19.01% of the outstanding shares of KUSMF (C Shares) were held in the name of Painewebber for the Benefit of Painewebber CDN FBO, Louis L. Parker, PO Box 3321, Weehawken, NJ 07087,who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 158,032 shares in the aggregate, 32.18% of the outstanding shares of KUSMF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration 97D98, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, NJ 07087, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 97,669 shares in the aggregate, 19.89% of the outstanding shares of KUSMF (C Shares) were held in the name of Morongo Band of Mission Indians Community Service Reserve Acct., 11581 Potrero Road, Banning, CA 92220, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 212,087 shares in the aggregate, 5.60% of the outstanding shares of KVGF (B Shares) were held in the name of NFSC FEBO #A2F-679410, NFSC/FMTC IRA, FBO Stanley Lander, 168 Sportsman Road, Rotonda West, RL 33947, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 16,267 shares in the aggregate, 5.58% of the outstanding shares of KVGF (C Shares) were held in the name of NFSC FEBO #APX-734837, NFSC/FMTC IRA Rollover, FBO Loren S. Basler, 301 SE Morningside, Bartlesville, OK 74006, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 354,884 shares in the aggregate, 5.68% of the outstanding shares of KCF (A Shares) were held in the name of National Financial Services Inc., For Exclusive Benefit of our Customers Church Street Station, PO Box 3730, New York, NY 10008, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 352,658 shares in the aggregate, 8.24% of the outstanding shares of KCF (B Shares) were held in the name of NFSC FEBO #OSN-624586, NFSC/FMTC IRA Rollover, FBO Marnette M. Johnson, 10333 Lake Jackson Drive, Manassas, VA 20111 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 27,020 shares in the aggregate, 5.71% of the outstanding shares of KCF (C Shares) were held in the name of NFSC FEBO #OKA-214116, NFSC/FMTC IRA Rollover, FBO John M. Vogel, 9620 S. Mansfield, Oak Lawn, IL 60453, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 65,436 shares in the aggregate, 13.83% of the outstanding shares of KCF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn Fund Administration 97EP6, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 7,386,807 shares in the aggregate, 11.70% of the outstanding shares of KDHRF (A Shares) were held in the name of NFSC FEBO 179-561819, Shirley K. Hori 1-5-40, Takanawa Minato-K, Tokyo, Japan 108, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 4,076,887 shares in the aggregate, 6.45% of the outstanding shares of KDHRF (A Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 6,762,884 shares in the aggregate, 11.58% of the outstanding shares of KDHRF (B Shares) were held in the name of NFSC FEBO #A1F-135720, Samuel P. Shaver, MSP/MPRI, Operation Constant Guard, APO AE 09780 -NY, Saudi Arabia, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 4,111,042 shares in the aggregate, 7.04% of the outstanding shares of KDHRF (B Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,516,403 shares in the aggregate, 6.02% of the outstanding shares of KDHRF (B Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn Fund Adm (97HB6), 4800 Deer Lake Drive E Floor 2, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 935,464 shares in the aggregate, 8.38% of the outstanding shares of KDHRF (C Shares) were held in the name of NFSC FEBO #W19-213756, Gloria Montero, Gozzoli Norte 235, San Borja, Lima,

Peru, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 915,449 shares in the aggregate, 8.20% of the outstanding shares of KDHRF (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corp Inc., PO Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,015,317 shares in the aggregate, 18.07% of the outstanding shares of KDHRF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn Fund Administration, SEC #97JS4, 4800 Deer Lake Drive, East 2rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 770,215 shares in the aggregate, 70.27% of the outstanding shares of KDHRF (I Shares) on June 30, 1998. The Investment Manager may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,110,876 shares in the aggregate, 7.68% of the outstanding shares of KSCVF (A Shares) were held in the name of NFSC FEBO #179-924164, FMT Co Custodian Sepp IRA, FBO Donald M. Garner, 9604 Rosevale Street, Ft Washington, MD 20744, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,051,982 shares in the aggregate, 11.11% of the outstanding shares of KSCVF (A Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corp. Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,648,299 shares in the aggregate, 11.55% of the outstanding shares of KSCVF (B Shares) were held in the name of NFSC FEBO #APW-037540, NFSC/FMTC IRA SEPP, FBO Peggy R. Sleeper, HCR 68, Box 61, Thomaston, ME 04861, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,701,713 shares in the aggregate, 7.42% of the outstanding shares of KSCVF (B Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corp. Inc., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,520,570 shares in the aggregate, 11.00% of the outstanding shares of KSCVF (B Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customer, Attn Fund

ADM (97HB5), 4800 Deer Lake Drive, E Fl 2, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 460,713 shares in the aggregate, 8.07% of the outstanding shares of KSCVF (C Shares) were held in the name of NFSC FEBO #142-188093, FMT CO Custodian IRA, FBO James W. Weston, PO Box 21101, Sarasota, FL 34276, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 456,976 shares in the aggregate, 8.01% of the outstanding shares of KSCVF (C Shares) were held in the name of Donaldson Lufkin Jenrette Securities Corp., PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,644,161 shares in the aggregate, 28.83% of the outstanding shares of KSCVF (C Shares) were held in the name of Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn Fund Administration 97EP5, 4800 Deer Lake Drive, East 2nd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 485,105 shares in the aggregate, 78.23% of the outstanding shares of KSCVF (I Shares) on June 30, 1998.

     As of June 30, 1998, 303,734 shares in the aggregate, 10.64% of the outstanding shares of KWF4 were held in the name of NFSC FEBO #A74-159255, NFSC/FMTC IRA Rollover, FBO Barbara I. Gill, 4647 Anthony Wayne, Fairfield, OH 45014, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

                                                                      APPENDIX 4

                    FUND SHARES OWNED BY TRUSTEES/DIRECTORS+

                                                                                                                  CASADY
         FUND           BELIN    BURNHAM   DUNAWAY   HOFFMAN   JONES    PETERSON   PIERCE   SOMMERS   VILLANI   (PRESIDENT)
         ----           ------   -------   -------   -------   ------   --------   ------   -------   -------   -----------
KTEC                     3,594   13,749     4,399(2)    937         0      0         0      11,218       0           0
KTRF                     1,601    3,202     7,724(4)    892         0      0         0         663       0           0
KGF                      1,170        0     9,916(6)    759         0      0         0       8,886       0           0
KSCF                     4,065    7,904    15,486(8) 12,211    40,713      0         0      43,579       0           0
KICPF                      813        0       387       484    26,236      0         0           0       0           0
KNTIS
  KMBF                     816    4,372     2,134(10)    256   22,634      0         0       2,887       0           0
  KIMBF                      0        0         0         0         0      0         0           0       0           0
KDIF                     3,794        0       445(12)  1,073        0      0         0           0       0           0
KHYS
  KHYF                   2,308   64,653       423(14)    871   34,763      0         0           0       0           0
  KHYOF                      0        0         0         0         0      0         0           0       0           0
KGSF                    10,181        0       131       481         0      0         0           0       0           0
KIF                      3,098    3,911     3,037(16)    710   11,175      0         0       4,999       0           0
KSTIS                        0        0         0         0         0      0         0           0       0           0
  KCATF                      0        0         0         0         0      0         0       4,196       0           0
  KNYTF                      0        0         0         0         0      0         0           0       0           0
  KFLTF                      0        0         0         0         0      0         0           0       0           0
  KOHTF                      0        0         0         0         0      0         0           0       0           0
KP
  KCRF                   1,249        0         0     1,249         0      0         0       1,249       0           0
  KUSMF                      0        0       175         0         0      0         0           0       0           0

                        TRUSTEES AND
                        OFFICERS AS
         FUND             A GROUP
         ----           ------------
KTEC                      130,445(3)
KTRF                       24,264(5)
KGF                        23,646(7)
KSCF                      132,286(9)
KICPF                      27,920
KNTIS
  KMBF                     33,227(11)
  KIMBF                         0
KDIF                        5,312(13)
KHYS
  KHYF                    179,093(15)
  KHYOF                         0
KGSF                       10,793
KIF                        27,572(17)
KSTIS                           0
  KCATF                     4,196
  KNYTF                         0
  KFLTF                         0
  KOHTF                         0
KP
  KCRF                      3,747
  KUSMF                       175

                                                                                                                  CASADY
         FUND           BELIN    BURNHAM   DUNAWAY   HOFFMAN   JONES    PETERSON   PIERCE   SOMMERS   VILLANI   (PRESIDENT)
         ----           ------   -------   -------   -------   ------   --------   ------   -------   -------   -----------
KBCF                         0        0     3,518(18)      0        0      0         0           0       0           0
KGIF                     2,148        0       119         0         0      0         0         629       0           0
KVGF                         0        0     3,820(20)      0        0      0         0           0       0           0
KAGF                         0        0     1,592(22)      0        0      0         0           0       0           0
KAGGF                        0        0       191(24)      0        0      0         0           0       0           0

                        TRUSTEES AND
                        OFFICERS AS
         FUND             A GROUP
         ----           ------------
KBCF                        3,518(19)
KGIF                        4,381
KVGF                        3,820(21)
KAGF                        1,592(23)
KAGGF                       1,208(25)

                                                                                                            CASADY
         FUND           AKINS    GOTTSCHALK   KELSEY   PIERCE   RENWICK   TINGLEFF   VILLANI   WEITHERS   (PRESIDENT)
         ----           ------   ----------   ------   ------   -------   --------   -------   --------   -----------
KVS
  KCF                        0       0          0        0        131       815         0        259           0
  KDHRF                 16,260       0          0        0        116       283         0        230           0
  KSCVF                  5,464       0          0        0        112       387         0        225           0
KHF
  KH20P                      0       0          0        0          0         0         0          0           0
  KH10P                      0       0          0        0          0       512         0        216           0
  KH5P                       0       0          0        0          0         0         0          0           0
KEUF                         0       0          0        0          0       476         0        203           0
KTEF
  KRF-I                      0       0          0        0          0         0         0          0           0
  KRF-II                     0       0          0        0          0         0         0          0           0
  KRF-III                    0       0          0        0          0         0         0          0           0
  KRF-IV                     0       0          0        0          0         0         0          0           0
  KRF-V                      0       0          0        0          0       713         0          0           0
  KRF-VI                     0       0          0        0          0         0         0          0           0
  KRF-VII                    0       0          0        0          0         0         0        286           0

                        TRUSTEES AND
                        OFFICERS AS
         FUND             A GROUP
         ----           ------------
KVS
  KCF                       1,215
  KDHRF                    17,377
  KSCVF                     6,802
KHF
  KH20P                         0
  KH10P                       728
  KH5P                          0
KEUF                          680
KTEF
  KRF-I                         0
  KRF-II                        0
  KRF-III                       0
  KRF-IV                        0
  KRF-V                       713
  KRF-VI                        0
  KRF-VII                     286

                                                                                                            CASADY
         FUND           AKINS    GOTTSCHALK   KELSEY   PIERCE   RENWICK   TINGLEFF   VILLANI   WEITHERS   (PRESIDENT)
         ----           ------   ----------   ------   ------   -------   --------   -------   --------   -----------
  KWF-4                      0       0          0        0          0       556         0        243           0
KST
  KUSGIF                     0       0          0        0          0         0         0          0           0
  KSCRVF                     0       0          0        0          0         0         0          0           0
KET
  KDFSF                      0       0          0        0          0         0         0          0           0
KGIS
  KEMGF                      0       0          0        0          0         0         0          0           0
  KEMIF                      0       0          0        0          0         0         0          0           0
  KGBCF                      0       0          0        0          0         0         0          0           0
  KIGIF                      0       0          0        0          0         0         0          0           0
  KLAF                       0       0          0        0          0         0         0          0           0

                        TRUSTEES AND
                        OFFICERS AS
         FUND             A GROUP
         ----           ------------
  KWF-4                       799
KST
  KUSGIF                        0
  KSCRVF                        0
KET
  KDFSF                         0
KGIS
  KEMGF                         0
  KEMIF                         0
  KGBCF                         0
  KIGIF                         0
  KLAF                          0

---------------

  + The information as to beneficial ownership is based on statements furnished to each Trust by each Trustee.

 (1) TRUSTEES AND OFFICERS. Set forth below is the number of shares of each Fund owned beneficially by each trustees and officers as of June 30, 1998. Also shown is the number of shares owned beneficially by the trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each Fund or any series of KHYS, KNTIS, KSTIS or KP unless otherwise noted. All shares shown are Class A shares unless otherwise noted:

 (2) Mr. Dunaway's total in KTEC includes 2,642 shares held with shared investment and voting power.

 (3) As a group the Trustees and officers of KTEC held 127,803 shares with sole investment and voting power and 2,642 shares with shared investment and voting power.

 (4) Mr. Dunaway's total in KTRF includes 577 shares held with shared investment and voting power.

 (5) As a group the Trustees and officers of KTRF held 23,687 shares with sole investment and voting power and 577 shares with shared investment and voting power.

 (6) Mr. Dunaway's total in KGF includes 3,130 shares held with shared investment and voting power.

 (7) As a group the Trustees and officers of KGF held 20,516 shares with sole investment and voting power and 3,130 shares with shared investment and voting power.

 (8) Mr. Dunaway's total in KSCF includes 4,540 shares held with shared investment and voting power.

 (9) As a group the Trustees and officers of KSCF held 127,746 shares with sole investment and voting power and 4,540 shares with shared investment and voting power.

(10) Mr. Dunaway's total in KMBF includes 2,134 shares held with shared investment and voting power.

(11) As a group the Trustees and officers of KMBF held 31,093 shares with sole investment and voting power and 2,134 shares with shared investment and voting power.

(12) Mr. Dunaway's total in KDIF includes 445 shares held with shared investment and voting power.

(13) As a group the Trustees and officers of KDIF held 4,867 shares with sole investment and voting power and 445 shares with shared investment and voting power.

(14) Mr. Dunaway's total in KHYF includes 423 shares held with shared investment and voting power.

(15) As a group the Trustees and officers of KHYF held 178,670 shares with sole investment and voting power and 423 shares with shared investment and voting power.

(16) Mr. Dunaway's total in KIF includes 3,037 shares held with shared investment and voting power.

(17) As a group the Trustees and officers of KIF held 27,572 shares with sole investment and voting power and 3,037 shares with shared investment and voting power.

(18) Mr. Dunaway's total in KBCF includes 1,875 shares held with shared investment and voting power.

(19) As a group the Trustees and officers of KBCF held 1,642 shares with sole investment and voting power and 1,875 shares with shared investment and voting power.

(20) Mr. Dunaway's total in KVGF includes 2,789 shares held with shared investment and voting power.

(21) As a group the Trustees and officers of KVGF held 1,031 shares with sole investment and voting power and 2,789 shares with shared investment and voting power.

(22) Mr. Dunaway's total in KAGF includes 1,022 shares held with shared investment and voting power.

(23) As a group the Trustees and officers of KAGF held 569 shares with sole investment and voting power and 1,022 shares with shared investment and voting power.

(24) Mr. Dunaway's total in KAGGF includes 92 shares held with shared investment and voting power.

(25) As a group the Trustees and officers of KAGGF held 1,116 shares with sole investment and voting power and 92 shares with shared investment and voting power.

                                                                      APPENDIX 5

                     FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper Aggressive Growth     9/30/97      $   11,609,000    Base investment management fee  $    37,000
 Fund                                                       of 0.65 of 1% of average daily
                                                            net assets plus or minus an
                                                            incentive fee based upon the
                                                            investment performance of the
                                                            fund as compared with the
                                                            performance of the Standard &
                                                            Poor's 500 Stock Index, which
                                                            may result in a total fee
                                                            ranging from 0.45 of 1% to
                                                            0.85 of 1%
Kemper Asian Growth Fund     11/30/97     $    6,398,000    0.85 of 1% of the first $250    $    32,000
                                                            million of average daily net
                                                            assets; 0.82 of 1% of the next
                                                            $750 million; 0.80 of 1% of
                                                            the next $1.5 billion; 0.78 of
                                                            1% of the next $2.5 billion;
                                                            0.75 of 1% of the next $2.5
                                                            billion; 0.74 of 1% of the
                                                            next $2.5 billion; 0.73 of 1%
                                                            of the next $2.5 billion and
                                                            0.72 of 1% thereafter
Kemper Blue Chip Fund        10/31/97     $  446,891,000    0.58 of 1% of the first $250    $ 2,018,000
                                                            million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion; and
                                                            0.42 of 1% thereafter
Kemper California Tax-       8/31/97      $1,007,907,000    0.55 of 1% of the first $250    $ 5,417,000
 Free Income Fund                                           million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter
Kemper Cash Reserves Fund    9/30/97      $  339,655,000    0.40 of 1% of the first $250    $ 1,059,000
                                                            million of average daily net
                                                            assets; 0.38 of 1% of the next
                                                            $750 million; 0.35 of 1% of
                                                            the next $1.5 billion; 0.32 of
                                                            1% of the next $2.5 billion;
                                                            0.30 of 1% of the next $2.5
                                                            billion; 0.28 of 1% of the
                                                            next $2.5 billion; 0.26 of 1%
                                                            of the next $2.5 billion and
                                                            0.25 of 1% thereafter

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper Contrarian Fund       11/30/97     $  178,115,000    0.75 of 1% of the first $250    $   903,000
                                                            million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper Diversified Income    10/31/97     $  861,543,000    0.58 of 1% of the first $250    $ 4,664,000
 Fund                                                       million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter
Kemper Emerging Markets      3/31/98      $    1,147,000    1.25% of average daily net      $     3,000#
 Growth Fund**                                              assets
Kemper Emerging Markets      3/31/98      $    5,616,000    1.00% of average daily net      $    15,000#
 Income Fund**                                              assets
Kemper Europe Fund           11/30/97     $   23,910,000    0.75 of 1% of the first $250    $    69,000
                                                            million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper Florida Tax-Free      8/31/97      $  103,845,000    0.55 of 1% of the first $250    $   587,000
 Income Fund                                                million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter
Kemper Global Blue Chip      3/31/98      $    3,663,000    0.75 of 1% of the first $250    $     6,000#
 Fund**                                                     million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper Global Income Fund    12/31/97     $   99,054,000    1.00 of 1% of the first $250    $   858,000
                                                            million of average daily net
                                                            assets; 0.95 of 1% of the next
                                                            $750 million and 0.90 of 1%
                                                            thereafter

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper Growth Fund           9/30/97      $2,827,565,000    0.58 of 1% of the first $250    $14,576,000
                                                            million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter
Kemper High Yield Fund       9/30/97      $4,939,302,000    0.58 of 1% of the first $250    $23,419,000
                                                            million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter
Kemper High Yield            3/31/98      $   16,188,000    0.75 of 1% of the first $250    $    28,000
 Opportunity Fund**                                         million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper Horizon 10+           7/31/98      $  111,687,000    0.58 of 1% of the first $250    $   495,000
 Portfolio                                                  million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter
Kemper Horizon 20+           7/31/98      $  110,076,000    0.65 of 1% of the first $250    $   495,000
 Portfolio                                                  million of average daily net
                                                            assets; 0.62 of 1% of the next
                                                            $750 million; 0.60 of 1% of
                                                            the next $1.5 billion; 0.58 of
                                                            1% of the next $2.5 billion;
                                                            0.55 of 1% of the next $2.5
                                                            billion; 0.53 of 1% of the
                                                            next $2.5 billion; 0.51 of 1%
                                                            of the next $2.5 billion and
                                                            0.49 of 1% thereafter
Kemper Horizon 5 Portfolio   7/31/98      $   55,335,000    0.58 of 1% of the first $250    $   242,000
                                                            million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper Income And Capital    10/31/97     $  613,470,000    0.55 of 1% of the first $250    $ 3,162,000
 Preservation Fund                                          million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter
Kemper Intermediate          9/30/97      $   21,889,000    0.55 of 1% of the first $250    $   117,000++
 Municipal Bond Fund                                        million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter
Kemper International Fund    10/31/97     $  588,069,000    0.75 of 1% of the first $250    $ 4,131,000
                                                            million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper International         3/31/98      $    1,556,000    1.00% of average daily net      $     3,000#
 Growth and Income Fund**                                   assets
Kemper Latin America         3/31/98      $    1,441,000    1.25% of the first $250         $     4,000#
 Fund**                                                     million of average daily net
                                                            assets; 1.20% of the next $750
                                                            million; 1.15% over $1 billion
Kemper Municipal Bond Fund   9/30/97      $3,216,221,000    0.45 of 1% of the first $250    $13,507,000
                                                            million of average daily net
                                                            assets; 0.43 of 1% of the next
                                                            $750 million; 0.41 of 1% of
                                                            the next $1.5 billion; 0.40 of
                                                            1% of the next $2.5 billion;
                                                            0.38 of 1% of the next $2.5
                                                            billion; 0.36 of 1% of the
                                                            next $2.5 billion; 0.34 of 1%
                                                            of the next $2.5 billion and
                                                            0.32 of 1% thereafter
Kemper New York Tax-Free     8/31/97      $  285,934,000    0.55 of 1% of the first $250    $ 1,604,000
 Income Fund                                                million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper Ohio Tax-Free         8/31/97      $   39,468,000    0.55 of 1% of the first $250    $   212,000
 Income Fund                                                million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter
Kemper Retirement            7/31/98      $  106,339,000    0.50% of average daily net      $   560,000
 Fund -- Series I                                           assets
Kemper Retirement            7/31/98      $  158,437,000    0.50% of average daily net      $   825,000
 Fund -- Series II                                          assets
Kemper Retirement            7/31/98      $  118,084,000    0.50% of average daily net      $   615,000
 Fund -- Series III                                         assets
Kemper Retirement            7/31/98      $  124,417,000    0.50% of average daily net      $   651,000
 Fund -- Series IV                                          assets
Kemper Retirement            7/31/98      $  125,886,000    0.50% of average daily net      $   657,000
 Fund -- Series V                                           assets
Kemper Retirement            7/31/98      $   70,487,000    0.50% of average daily net      $   358,000
 Fund -- Series VI                                          assets
Kemper Retirement            7/31/98      $   25,787,000    0.50% of average daily net      $    76,000
 Fund -- Series VII                                         assets
Kemper Small Cap Relative    N/A                     N/A    0.75 of 1% of the first $250            N/A
 Value Fund*                                                million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper Small Cap Value       11/30/97     $1,263,144,000    0.75 of 1% of the first $250    $ 5,160,000
 Fund                                                       million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper Small                 9/30/97      $1,095,478,000    Base investment management fee  $ 3,193,000
 Capitalization Equity                                      of .65 of 1% of average daily
 Fund                                                       net assets plus or minus an
                                                            incentive fee based upon the
                                                            investment performance of the
                                                            fund as compared with the
                                                            performance of the Standard &
                                                            Poor's 500 Stock Index, which
                                                            may result in a total fee
                                                            ranging from .35 of 1% to .95
                                                            of 1%

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper Technology Fund       10/31/97     $1,209,723,000    0.58 of 1% of the first $250    $ 6,532,000
                                                            million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter
Kemper Total Return Fund     10/31/97     $3,241,383,000    0.58 of 1% of the first $250    $17,084,000
                                                            million of average daily net
                                                            assets; 0.55 of 1% of the next
                                                            $750 million; 0.53 of 1% of
                                                            the next $1.5 billion; 0.51 of
                                                            1% of the next $2.5 billion;
                                                            0.48 of 1% of the next $2.5
                                                            billion; 0.46 of 1% of the
                                                            next $2.5 billion; 0.44 of 1%
                                                            of the next $2.5 billion and
                                                            0.42 of 1% thereafter

                                                                                             AGGREGATE
                                                                      MANAGEMENT            MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+              FEE PAID+
           ----             -----------     ----------                ----------            ----------
Kemper U.S. Government       10/31/97     $3,642,027,000    0.45 of 1% of the first $250    $15,888,000
 Securities Fund                                            million of average daily net
                                                            assets; 0.43 of 1% of the next
                                                            $750 million; 0.41 of 1% of
                                                            the next $1.5 billion; 0.40 of
                                                            1% of the next $2.5 billion;
                                                            0.38 of 1% of the next $2.5
                                                            billion; 0.36 of 1% of the
                                                            next $2.5 billion; 0.34 of 1%
                                                            of the next $2.5 billion and
                                                            0.32 of 1% thereafter
Kemper U.S. Growth and       4/30/98      $    3,864,000    0.600% of 1% of the first $250  $     2,000#
 Income Fund***                                             million of average daily net
                                                            assets; 0.570% of 1% of the
                                                            next $750 million; 0.550% of
                                                            1% of the next $1.5 billion;
                                                            0.530% of 1% thereafter.
Kemper U.S. Mortgage Fund    9/30/97      $2,497,825,000    0.55 of 1% of the first $250    $13,793,000
                                                            million of average daily net
                                                            assets; 0.52 of 1% of the next
                                                            $750 million; 0.50 of 1% of
                                                            the next $1.5 billion; 0.48 of
                                                            1% of the next $2.5 billion;
                                                            0.45 of 1% of the next $2.5
                                                            billion; 0.43 of 1% of the
                                                            next $2.5 billion; 0.41 of 1%
                                                            of the next $2.5 billion and
                                                            0.40 of 1% thereafter
Kemper Value+Growth Fund     11/30/97     $   97,741,000    0.72 of 1% of the first $250    $   474,000
                                                            million of average daily net
                                                            assets; 0.69 of 1% of the next
                                                            $750 million; 0.66 of 1% of
                                                            the next $1.5 billion; 0.64 of
                                                            1% of the next $2.5 billion;
                                                            0.60 of 1% of the next $2.5
                                                            billion; 0.58 of 1% of the
                                                            next $2.5 billion; 0.56 of 1%
                                                            of the next $2.5 billion and
                                                            0.54 of 1% thereafter
Kemper Worldwide 2004 Fund   7/31/98      $   33,070,000    0.60% of average daily net      $   202,000
                                                            assets
Kemper-Dreman Financial      N/A                     N/A    0.75 of 1% of the first $250            N/A
 Services Fund*                                             million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter
Kemper-Dreman High Return    11/30/97     $2,931,721,000    0.75 of 1% of the first $250    $12,084,000
 Equity Fund                                                million of average daily net
                                                            assets; 0.72 of 1% of the next
                                                            $750 million; 0.70 of 1% of
                                                            the next $1.5 billion; 0.68 of
                                                            1% of the next $2.5 billion;
                                                            0.65 of 1% of the next $2.5
                                                            billion; 0.64 of 1% of the
                                                            next $2.5 billion; 0.63 of 1%
                                                            of the next $2.5 billion and
                                                            0.62 of 1% thereafter

------------------------------
  + Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder Kemper Investments, Inc.

  * Audited fee and net asset information is not available for Kemper-Dreman Financial Services Fund, which commenced operations on March 9, 1998, and Kemper Small Cap Relative Value Fund, which commenced operations on May 6, 1998.

 ** Net asset and management fee information is provided for the semi-annual period ended March 31, 1998.

 *** Net asset and management fee information is provided for the semi-annual period ended April 30, 1998.

  # The management fee was accrued but not paid as of the semi-annual period for which the number is provided.

  + The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.

 ++ After waiver and/or expense limitations.

                                                                      APPENDIX 6

                               DATES RELATING TO
                        INVESTMENT MANAGEMENT AGREEMENTS

                                                                                           TERMINATION
                                                              FORMER            NEW           DATE
                                                            INVESTMENT      INVESTMENT       (UNLESS
                                               DATE OF      MANAGEMENT      MANAGEMENT     CONTINUED)
                                                FORMER       AGREEMENT       AGREEMENT       FOR NEW
                               COMMENCEMENT   INVESTMENT       LAST        LAST APPROVED   INVESTMENT
                                    OF        MANAGEMENT    APPROVED BY    BY TRUSTEES/    MANAGEMENT
            FUND                OPERATIONS    AGREEMENT    SHAREHOLDERS      DIRECTORS      AGREEMENT
            ----               ------------   ----------   -------------   -------------   -----------
Kemper Aggressive Growth Fund    12/31/96      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Asian Growth Fund         10/21/96      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Blue Chip Fund            11/23/87      12/31/97       12/3/97         9/22/98        9/30/99
Kemper California Tax-Free        2/17/83      12/31/97       12/3/97         9/18/98        9/30/99
  Income Fund
Kemper Cash Reserves Fund          2/6/84      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Contrarian Fund            8/24/95*     12/31/97       3/18/98         9/22/98        9/30/99
Kemper Diversified Income         6/23/77      12/31/97       12/3/97         9/18/98        9/30/99
  Fund
Kemper Emerging Markets            1/9/98      12/31/97      12/23/97         9/22/98        9/30/99
  Growth Fund
Kemper Emerging Markets          12/31/97      12/31/97      12/23/97         9/22/98        9/30/99
  Income Fund
Kemper Europe Fund                 5/1/96      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Florida Tax-Free           4/25/91      12/31/97       12/3/97         9/18/98        9/30/99
  Income Fund
Kemper Global Blue Chip Fund     12/31/97      12/31/97      12/23/97         9/22/98        9/30/99
Kemper Global Income Fund         10/1/89      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Growth Fund                 4/4/66      12/31/97       12/3/97         9/18/98        9/30/99
Kemper High Yield Fund            1/26/78      12/31/97       12/3/97         9/18/98        9/30/99
Kemper High Yield Opportunity     10/1/97      12/31/97       9/23/97         9/18/98        9/30/99
  Fund
Kemper Horizon 10+ Portfolio     12/29/95      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Horizon 20+ Portfolio     12/29/95      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Horizon 5 Portfolio       12/29/95      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Income And Capital         4/15/74      12/31/97       12/3/97         9/18/98        9/30/99
  Preservation Fund
Kemper Intermediate Municipal     11/1/94      12/31/97       12/3/97         9/18/98        9/30/99
  Bond Fund
Kemper International Fund         5/21/86      12/31/97       12/3/97         9/18/98        9/30/99
Kemper International Growth      12/31/97      12/31/97      12/23/97         9/22/98        9/30/99
  and Income Fund
Kemper Latin America Fund        12/31/97      12/31/97      12/23/97         9/22/98        9/30/99
Kemper Municipal Bond Fund        4/20/76      12/31/97       12/3/97         9/18/98        9/30/99
Kemper New York Tax-Free         12/31/85      12/31/97       12/3/97         9/18/98        9/30/99
  Income Fund

                                                                                           TERMINATION
                                                              FORMER            NEW           DATE
                                                            INVESTMENT      INVESTMENT       (UNLESS
                                               DATE OF      MANAGEMENT      MANAGEMENT     CONTINUED)
                                                FORMER       AGREEMENT       AGREEMENT       FOR NEW
                               COMMENCEMENT   INVESTMENT       LAST        LAST APPROVED   INVESTMENT
                                    OF        MANAGEMENT    APPROVED BY    BY TRUSTEES/    MANAGEMENT
            FUND                OPERATIONS    AGREEMENT    SHAREHOLDERS      DIRECTORS      AGREEMENT
            ----               ------------   ----------   -------------   -------------   -----------
Kemper Ohio                       3/22/93      12/31/97       12/3/97         9/18/98        9/30/99
  Tax-Free
  Income Fund
Kemper Retirement Fund --          2/5/90      12/31/97       12/3/97         9/22/98        9/30/99
  Series I
Kemper Retirement Fund --         9/11/90      12/31/97       12/3/97         9/22/98        9/30/99
  Series II
Kemper Retirement Fund --         4/10/92      12/31/97       12/3/97         9/22/98        9/30/99
  Series III
Kemper Retirement Fund --         1/15/93      12/31/97       12/3/97         9/22/98        9/30/99
  Series IV
Kemper Retirement Fund --        11/15/93      12/31/97       12/3/97         9/22/98        9/30/99
  Series V
Kemper Retirement Fund --          5/1/95      12/31/97       12/3/97         9/22/98        9/30/99
  Series VI
Kemper Retirement Fund --          5/1/97      12/31/97       12/3/97         9/22/98        9/30/99
  Series VII
Kemper Small Cap Relative          5/6/98        5/6/98        5/6/98         9/22/98        9/30/99
  Value Fund
Kemper Small Cap Value Fund       8/24/95*     12/31/97       12/3/97         9/22/98        9/30/99
Kemper Small Capitalization       2/20/69      12/31/97       12/3/97         9/18/98        9/30/99
  Equity Fund
Kemper Technology Fund             9/7/48      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Total Return Fund           3/2/64      12/31/97       12/3/97         9/18/98        9/30/99
Kemper U.S. Government            10/1/79*     12/31/97       12/3/97         9/18/98        9/30/99
  Securities Fund
Kemper U.S. Growth and Income     1/30/98       1/30/98       1/29/98         9/22/98        9/30/99
  Fund
Kemper U.S. Mortgage Fund        10/26/84      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Value+Growth Fund         10/16/95      12/31/97       12/3/97         9/18/98        9/30/99
Kemper Worldwide 2004 Fund         5/3/94      12/31/97       12/3/97         9/22/98        9/30/99
Kemper-Dreman Financial            3/9/98        3/2/98       2/26/98         9/22/98        9/30/99
  Services Fund
Kemper-Dreman High Return         8/24/95*     12/31/97       12/3/97         9/22/98        9/30/99
  Equity Fund

------------------------------
* Date when Zurich Kemper Investments, Inc. assumed investment management responsibilities.

                                                                      APPENDIX 7

                   TRUSTEES/DIRECTORS AND OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER

        NAME            POSITION WITH TRUSTS/CORPORATIONS   ASSOCIATION WITH SCUDDER KEMPER
        ----            ---------------------------------   -------------------------------
Daniel Pierce           Trustee/Director and Chairman of    Managing Director
                        the Board
Edmond D. Villani       Trustee/Director for all Trusts/    Chief Executive Officer and
                        Corporations except KGIS, KET and   Managing Director
                        KSECT
Mark S. Casady          President                           Managing Director
J. Patrick Beimford,    Vice President for KDIF only        Managing Director
  Jr.
Eleanor R. Brennan      Vice President for KSTIS only       Vice President
Robert S. Cessine       Vice President for KICPF and KDIF   Managing Director
                        only
Tracy M. Chester        Vice President for KTEC and KTEF    Managing Director
                        only
Philip J. Collora       Vice President, Treasurer and       Attorney, Senior Vice President
                        Secretary
Philip G. Condon        Vice President for KSTIS only       Managing Director
Joyce E. Cornell        Vice President for KGIS only        Managing Director
Lori J. Ensinger        Vice President for KSECT only       Senior Vice President
Diego Espinosa          Vice President for KGIS only        Senior Vice President
Thomas H. Forester      Vice President for KVS only         Vice President
Philip S. Fortuna       Vice President for KTEC and KSECT   Managing Director
                        only
Frederick L. Gaskin     Vice President for KVS only         Vice President
Joan R. Gregory         Vice President for KGIS only        Vice President
Tara Kenney             Vice President for KGIS only        Vice President
Gary A. Langbaum        Vice President for KTRF only        Managing Director
Thomas W. Littauer      Vice President                      Managing Director
Ann M. McCreary         Vice President                      Senior Vice President
Michael A. McNamara     Vice President for KDIF, KHYS and   Managing Director
                        KST only
Christopher J. Mier     Vice President for KNTIS and        Managing Director
                        KSTIS only
M. Ashton Patton        Vice President for KNTIS only       Senior Vice President
Robert C. Peck, Jr.     Vice President for KICPF, KNTIS,    Managing Director
                        KDIF, KHYS, KGSF, KSTIS, KP, KGIF
                        and KST only
Kathryn L. Quirk        Vice President                      Managing Director
Frank J. Rachwalski,    Vice President for KDIF, KGSF and   Managing Director
  Jr.                   KP only
Sheridan Reilly         Vice President for KGIS only        Senior Vice President

        NAME            POSITION WITH TRUSTS/CORPORATIONS   ASSOCIATION WITH SCUDDER KEMPER
        ----            ---------------------------------   -------------------------------
Harry E. Resis, Jr.     Vice President for KDIF, KHYS and   Managing Director
                        KST only
Steven H. Reynolds      Vice President for KTEC, KTRF,      Managing Director
                        KGF, KSCF, KIF, KVGF, KAGF,
                        KAGGF, KTEF, KHF and KEUF only
M. Isabel Saltzman      Vice President for KGIS only        Managing Director
Thomas F. Sassi         Vice President for KVS only         Managing Director
Kurt R. Stalzer         Vice President for KSCF and KAGGF   Managing Director
                        only
Steven T. Stokes        Vice President for KVS only         Vice President
Richard L. Vandenberg   Vice President for KDIF, KGSF,      Managing Director
                        KP, KARGF and KST only
Linda J. Wondrack       Vice President                      Senior Vice President
John R. Hebble          Assistant Treasurer                 Senior Vice President
Maureen E. Kane         Assistant Secretary                 Vice President
Caroline Pearson        Assistant Secretary                 Vice President
Elizabeth C. Werth      Assistant Secretary                 Vice President

                                                                      APPENDIX 8

                        FEES PAID TO KSC, SFAC AND KDI+

                                            AGGREGATE FEE
                                             PAID TO KSC      AGGREGATE FEE
                                            (REMITTED BY       PAID TO KDI      AGGREGATE FEE    AGGREGATE FEE
                                             IFTC, WHERE     (ADMINISTRATIVE     PAID TO KDI      PAID TO KDI
           FUND              FISCAL YEAR     APPLICABLE)          Fees)         (12B-1 FEES)     (COMMISSIONS)
           ----              -----------    -------------    ---------------    -------------    -------------
Kemper Aggressive Growth       9/30/97       $   13,000        $   13,000        $   19,000       $   16,000
 Fund
Kemper Asian Growth Fund      11/30/97       $   30,000        $    7,000        $   20,000       $    7,000
Kemper Blue Chip Fund         10/31/97       $  959,000        $  834,000        $  708,000       $  131,000
Kemper California Tax-Free     8/31/97       $  359,000        $1,718,000        $  176,000       $   46,000
 Income Fund
Kemper Cash Reserves Fund      9/30/97       $1,300,000        $  648,000        $1,617,000       $  824,000
Kemper Contrarian Fund        11/30/97       $  386,000        $  267,000        $  382,000       $   64,000
Kemper Diversified Income     10/31/97       $1,681,000        $1,864,000        $2,231,000       $  424,000
 Fund
Kemper Emerging Markets        4/30/98+      $      650        $        0        $      203       $       20
 Growth Fund*
Kemper Emerging Markets        4/30/98+      $    4,509        $        0        $      224       $        0
 Income Fund*
Kemper Europe Fund            11/30/97       $   32,000        $   20,000        $   45,000       $   15,000
Kemper Florida Tax-Free        8/31/97       $   44,000        $  189,000        $   30,000       $    5,000
 Income Fund
Kemper Global Blue Chip        4/30/98       $    2,081        $        0        $    1,246       $       26
 Fund*
Kemper Global Income Fund     12/31/97       $  217,000        $  238,000        $  279,000       $   63,000
Kemper Growth Fund             9/30/97       $7,398,000        $6,129,000        $6,536,000       $1,184,000
Kemper High Yield Fund         9/30/97       $4,802,000        $9,596,000        $9,582,000       $1,351,000
Kemper High Yield              3/31/98       $    5,000        $    8,000        $   14,000       $        0
 Opportunity Fund
Kemper Horizon 10+             7/31/98       $  441,000        $  206,000        $  377,000       $   30,000
 Portfolio
Kemper Horizon 20+             7/31/98       $  756,000        $  204,000        $  423,000       $   26,000
 Portfolio
Kemper Horizon 5 Portfolio     7/31/98       $  167,000        $  101,000        $  202,000       $   13,000
Kemper Income And Capital     10/31/97       $  937,000        $1,209,000        $  653,000       $  213,000
 Preservation Fund
Kemper Intermediate            9/30/97       $   10,000        $   49,000        $   38,000       $   22,000
 Municipal Bond Fund
Kemper International Fund     10/31/97       $1,913,000        $1,280,000        $1,066,000       $  230,000
Kemper International Growth    4/30/98+      $      838        $        0        $      395       $        0
 and Income Fund*
Kemper Latin America Fund*     4/30/98+      $    1,050        $        0        $      170       $        0
Kemper Municipal Bond Fund     9/30/97       $1,585,000        $5,379,000        $  428,000       $   87,000
Kemper New York Tax-Free       8/31/97       $  144,000        $  519,000        $   83,000       $    9,000
 Income Fund
Kemper Ohio Tax-Free Income    8/31/97       $   21,000        $   82,000        $   66,000       $   29,000
 Fund

                                            AGGREGATE FEE
                                             PAID TO KSC      AGGREGATE FEE
                                            (REMITTED BY       PAID TO KDI      AGGREGATE FEE    AGGREGATE FEE
                                             IFTC, WHERE     (ADMINISTRATIVE     PAID TO KDI      PAID TO KDI
           FUND              FISCAL YEAR     APPLICABLE)          Fees)         (12B-1 FEES)     (COMMISSIONS)
           ----              -----------    -------------    ---------------    -------------    -------------
Kemper Retirement Fund --      7/31/98       $   65,000        $  271,000        $        0       $        0
 Series I
Kemper Retirement Fund --      7/31/98       $  106,000        $  408,000        $        0       $        0
 Series II
Kemper Retirement Fund --      7/31/98       $   85,000        $  303,000        $        0       $        0
 Series III
Kemper Retirement Fund --      7/31/98       $  100,000        $  321,000        $        0       $        0
 Series IV
Kemper Retirement Fund --      7/31/98       $  101,000        $  326,000        $        0       $        0
 Series V
Kemper Retirement Fund --      7/31/98       $   62,000        $  174,000        $        0       $        0
 Series VI
Kemper Retirement Fund --      7/31/98       $   18,000        $   38,000        $        0       $   96,000
 Series VII
Kemper Small Cap Value Fund   11/30/97       $2,132,000        $1,643,000        $2,108,000       $  243,000
Kemper Small Capitalization    9/30/97       $2,814,000        $2,029,000        $1,992,000       $  419,000
 Equity Fund
Kemper Technology Fund        10/31/97       $1,091,000        $1,927,000        $  749,000       $  182,000
Kemper Total Return Fund      10/31/97       $7,212,000        $7,532,000         8,814,000       $1,384,000
Kemper U.S. Government        10/31/97       $3,598,000        $7,013,000        $  590,000       $  235,000
 Securities Fund
Kemper U.S. Growth and         3/31/98++     $    1,000        $        0        $    1,000       $        0
 Income Fund*
Kemper U.S. Mortgage Fund      9/30/97       $3,192,000        $6,498,000        $6,701,000       $1,363,000
Kemper Value+Growth Fund      11/30/97       $  236,000        $  148,000        $  232,000       $        0
Kemper Worldwide 2004 Fund     7/31/98       $   32,000        $   83,000        $        0       $        0
Kemper-Dreman High Return     11/30/97       $4,150,000        $3,849,000        $6,378,000       $  848,000
 Equity Fund

------------------------------
   + The above information is not available for Kemper-Dreman Financial Services
     Fund, which did not commence operations until March 9, 1998; and Kemper Small Cap Relative Value Fund, which did not commence operations until May 6, 1998.

   * Each of Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Global Blue Chip Fund, Kemper International Growth and Income Fund, Kemper Latin America Fund and Kemper U.S. Growth and Income Fund paid fees to SFAC during the relevant period of $16,666, $16,666, $16,666, $16,666, $16,666 and $6,000, respectively. The other Funds currently do not pay fees to SFAC.

   + Fee information is provided for the semi-annual period ended April 30, 1998.

 ++ Fee information is provided for the semi-annual period ended March 31, 1998.

     For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2116.

PROXY                            [NAME OF FUND]                            PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF YOUR FUND
              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 17, 1998

   The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, December 17, 1998 at 11:00 a.m., Eastern time, and at any adjournments thereof.

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

   The Board members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper Investments, Inc. or Zurich Insurance Company, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2. (FOR SHAREHOLDERS OF KEUF, KGIF, KIF, KNF4, KDFSF AND KDHRF ONLY) To approve the new Sub-Advisory Agreement for the Fund with either Scudder Investments (U.K.) Limited or Dreman Value Management, L.L.C., as applicable.

                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. To modify or eliminate certain policies and to eliminate the shareholder approval requirement as to certain other matters.

    [ ] FOR ALL APPLICABLE ITEMS EXCEPT AS MARKED BELOW   [ ] AGAINST ALL   [
                                   ] ABSTAIN ALL

 3.0 Investment objectives        3.9  Lending                                    3.17 Investment in mineral exploration
 3.1 Investment policies          3.10 Margin purchases and short sales           3.18 Investment in issuers with short
 3.2 Diversification              3.11 Purchase of securities of related issuers       histories
 3.3 Borrowing                    3.12 Pledging of assets                         3.19 Investment in Non-US dollar
 3.4 Senior securities            3.13 Restricted and illiquid securities              denominated securities
 3.5 Concentration                3.14 Purchases of securities                    3.20 Investment in other investment
 3.6 Underwriting of securities   3.15 Purchases of options and warrants               companies
 3.7 Investment in real estate    3.16 Investment for the purpose of exercising   3.21 Investment other than in accordance
 3.8 Purchase of commodities           control or management                           with objectives and policies

To vote against a particular proposed change applicable to your Fund, write the item number on the line below.

--------------------------------------------------------------------------------

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated  _______ , 1998

                                             PLEASE SIGN AND RETURN PROMPTLY IN
                                                     ENCLOSED ENVELOPE.

                                                   NO POSTAGE IS REQUIRED.